                                                               EXECUTION VERSION

                        MORTGAGE LOAN PURCHASE AGREEMENT

            THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of March 14, 2007, between LASALLE BANK NATIONAL ASSOCIATION, as seller (the
"Seller"), and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. ("CCMSI"), as
purchaser (the "Purchaser").

            The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily, commercial and/or manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as "Annex A". The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes (each, a "Class") of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust
Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing
Agreement"), to be dated as of March 1, 2007, among CCMSI, as depositor, Midland
Loan Services, Inc., Wachovia Bank, National Association and Capmark Finance
Inc., as master servicers (each, a "Master Servicer" and, together, the "Master
Servicers"), LNR Partners, Inc., as special servicer (the "Special Servicer"),
Wells Fargo Bank, National Association, as trustee (the "Trustee") and LaSalle
Bank National Association, as certificate administrator (the "Certificate
Administrator"). Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and Servicing Agreement.

            CCMSI intends to sell certain Classes of the Certificates (the
"Publicly Offered Certificates") to Citigroup Global Markets Inc. ("CGMI"),
Deutsche Bank Securities Inc. ("DBS"), LaSalle Financial Services, Inc., RBC
Capital Markets Corporation and PNC Capital Markets LLC (collectively, the
"Dealers"), pursuant to an underwriting agreement dated as of the date hereof
(the "Underwriting Agreement"), between CCMSI and the Dealers. The Publicly
Offered Certificates are more particularly described in a prospectus supplement dated March 14, 2007 (the "Prospectus Supplement") and the accompanying base prospectus dated March 5, 2007 (the "Base Prospectus" and, together with the
Prospectus Supplement, the "Prospectus").

            CCMSI further intends to sell the remaining Classes of the
Certificates (the "Privately Offered Certificates") to CGMI and DBS, pursuant to a certificate purchase agreement dated as of the date hereof (the "Certificate
Purchase Agreement"), among CCMSI, CGMI and DBS. The Privately Offered
Certificates are more particularly described in an offering memorandum dated
March 14, 2007 (the "Memorandum").

            Certain Classes of the Certificates will be assigned ratings by
Fitch, Inc., Moody's Investors Service, Inc. and/or Standard & Poor's Rating
Services, a division of The McGraw-Hill Companies, Inc. (together, the "Rating
Agencies").

            In connection with its sale of the Mortgage Loans, the Seller shall enter into an indemnification agreement dated as of the date hereof (the
"Indemnification Agreement"), between the Seller, CCMSI and the Dealers.

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1.  Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance as of the close of business on the Cut-off Date
(the "Seller Mortgage Loan Balance") of $1,583,350,863 (subject to a variance of plus or minus 5.0%), after giving effect to any payments due on or before such date, whether or not such payments are received. The Seller Mortgage Loan
Balance, together with the aggregate principal balance of the Other Mortgage
Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$6,599,815,279 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on March 29, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing
Date"). The consideration (the "Aggregate Purchase Price") for the Mortgage
Loans shall consist of a cash amount, payable in immediately available funds, as reflected on the settlement statement agreed to by the Seller and the Purchaser, which amount shall include interest accrued on the Seller Mortgage Loan Balance for the period from and including the Cut-off Date up to but not including the
Closing Date.

            The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2.  Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to receipt by the Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller, the Seller does hereby sell, transfer, assign, set over and otherwise convey to the
Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any Mortgage Loan that is part of a Loan Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan
Combination in such proceeds and reserve or comparable accounts, and further subject to the understanding that the Seller will sell certain servicing rights to the applicable Master Servicer pursuant to that certain Servicing Rights
Purchase Agreement, dated as of the Closing Date, between such Master Servicer and the

                                        2

Seller, and may require that a particular primary servicer remain in place with respect to any or all of the Mortgage Loans.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

            (c)   No later than the Closing Date, the Seller shall, on behalf of the Purchaser, deliver or cause to be delivered to the Trustee (with a copy
(except in the case of an Outside Serviced Trust Mortgage Loan or any letter of credit referred to in clause (xi)(D) below) to the applicable Master Servicer and the Special Servicer within ten (10) Business Days after the Closing Date)
the documents and instruments specified below under clauses (i), (ii), (vii),
(ix)(A) and (xi)(D) and shall, not later than the date that is 30 days after the
Closing Date, deliver or cause to be delivered to the Trustee (with a copy to the applicable Master Servicer) the remaining documents and instruments specified below, in each case with respect to each Mortgage Loan that is a
Serviced Trust Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Serviced Trust
Mortgage Loan shall contain the following documents:

                  (i)     either (A) in the case of any Serviced Trust Mortgage
      Loan, the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage Trust, Commercial
      Mortgage Pass-Through Certificates, Series CD 2007-CD4", or in blank (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto) or (B) in the case of any Serviced Non-Trust Mortgage
      Loan, a copy of the executed Mortgage Note;

                  (ii)    an original or a copy of the Mortgage, together with
      any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iii)   an original or a copy of any related Assignment of
      Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

                  (iv)    an original executed assignment, in recordable form
      (except for any missing recording information and, if delivered in blank, the name of the assignee),

                                        3

      of (A) the Mortgage, (B) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage
      File, in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage Trust,
      Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD4" (and,
      in the case of a Serviced Loan Combination, also on behalf of the related
      Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (v)     an original assignment of all unrecorded documents
      relating to the Trust Mortgage Loan (to the extent not already assigned pursuant to clause (iii) above), in favor of "Wells Fargo Bank, National
      Association, as trustee for the registered holders of CD 2007-CD4
      Commercial Mortgage Trust, Commercial Mortgage Pass-Through Certificates,
      Series CD 2007-CD4" (and, in the case of a Serviced Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), or in blank;

                  (vi)    originals or copies of any consolidation,
      assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed or consolidated;

                  (vii)   the original or a copy of the policy or certificate
      of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or specimen version of, or a marked commitment for, the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

                  (viii)  any filed copies (bearing evidence of filing) or
      other evidence of filing reasonably satisfactory to the Purchaser of any prior UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements when it was to deliver the subject Mortgage File on or prior to the
      Closing Date), unless not yet returned by the applicable filing office;
      and, if there is an effective UCC Financing Statement in favor of the
      Seller on record with the applicable public office for UCC Financing
      Statements, an original UCC Financing Statement assignment, in form suitable for filing in favor of "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage
      Trust, Commercial Mortgage Pass-Through Certificates, Series CD 2007-CD4"
      (and, in the case of any A/B Loan Combination, also on behalf of the related Serviced Non-Trust Mortgage Loan Noteholder(s)), as assignee, or in blank;

                  (ix)    an original or a copy of any (A) Ground Lease and
      ground lessor estoppel, (B) loan guaranty or indemnity, (C) lender's environmental insurance policy or (D) lease enhancement policy;

                                        4

                  (x)     any intercreditor, co-lender or similar agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor; and

                  (xi)    copies of any (A) loan agreement, (B) escrow
      agreement, (C) security agreement or (D) letter of credit relating to a
      Trust Mortgage Loan (with the original of any such letter of credit to be delivered to the applicable Master Servicer).

      No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver or cause to be delivered to the Trustee (with a copy to the
Master Servicer and the Special Servicer within ten (10) Business Days after the
Closing Date) the documents and instruments specified below with respect to each of the Outside Serviced Trust Mortgage Loans (with respect to each Outside
Serviced Trust Mortgage Loan, the documents and instruments specified below, collectively, the "Mortgage File"). The Mortgage File for each Outside Serviced
Trust Mortgage Loan shall contain the following documents:

            (x)   the original executed Mortgage Note for such Outside Serviced
      Trust Mortgage Loan including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
      "Wells Fargo Bank, National Association, as trustee for the registered holders of CD 2007-CD4 Commercial Mortgage Trust, Commercial Mortgage
      Pass-Through Certificates, Series 2007-CD4" or in blank, (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto);

            (y)   an executed copy of the related Co-Lender Agreement; and

            (z)   an executed copy of the related Outside Servicing Agreement
      (or, if not delivered on the Closing Date, within five (5) Business Days of such Outside Servicing Agreement being duly delivered and becoming effective).

      The Seller hereby further represents and warrants that with respect to the
Outside Serviced Trust Mortgage Loans, it has delivered to the Outside Trustee the documents constituting the "mortgage file" within the meaning of the related
Outside Servicing Agreement in connection with its sale of one or more of the related Non-Trust Mortgage Loans to the depositor for the commercial mortgage securitization transaction to which such Outside Servicing Agreement relates.

            The foregoing document delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            With respect to the Crossed Loans constituting a Crossed Group, the existence of any document required to be in the Mortgage File of any Crossed
Loan in such Crossed Group shall be sufficient to satisfy the requirements of this Agreement for delivery of such document as a part of the Mortgage File of the other Crossed Loan(s) in such Crossed Group, to the extent that such same document is also required to be part of the Mortgage File for such other Crossed
Loan(s) in such Crossed Group.

                                        5

            References in this Agreement to "Document Defect" mean that any document constituting part of the Mortgage File for any Mortgage Loan has not been properly executed, is missing (beyond the time period required for its delivery hereunder), contains information that does not conform in any material respect with the corresponding information set forth in the Mortgage Loan
Schedule or does not appear regular on its face.

            (d)   The Seller, at its own cost and expense, shall retain an
independent third party (the "Recording/Filing Agent") that shall, as to each
Mortgage Loan (other than Outside Serviced Trust Mortgage Loans), promptly (and in any event, as to any such Mortgage Loan, within 90 days following the later of (i) the Closing Date and (ii) the delivery of the related Mortgage(s),
Assignment(s) of Leases, recordable documents, and UCC Financing Statements to the Trustee) complete (if and to the extent necessary) and cause to be submitted for recording or filing, as the case may be, in favor of the Trustee in the appropriate public office for real property records or UCC Financing Statements, as appropriate, each assignment of Mortgage, assignment of Assignment of Leases and assignment of any other recordable documents relating to each such Mortgage
Loan, referred to in Sections 2(c)(iv)(A), (B) and (C) and each assignment of a
UCC Financing Statement in favor of the Trustee and so delivered to the Trustee and referred to in Section 2(c)(viii). The Seller shall cause the recorded original of each such assignment of recordable documents to be delivered to the
Trustee or its designee following recording, and shall cause the file copy of each such UCC Financing Statement to be delivered to the Trustee or its designee following filing; provided that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Seller or the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original, which shall be delivered to the Trustee or its designee. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, the
Seller shall promptly prepare or cause to be prepared a substitute therefor or cure such defect, as the case may be, and thereafter cause the same to be duly recorded or filed, as appropriate. The Seller shall be responsible for the out-of-pocket costs and expenses of the Recording/Filing Agent in connection with its performance of the recording, filing and delivery obligations contemplated above.

            (e)   The Seller shall deliver or cause to be delivered to the
applicable Master Servicer or such Master Servicer's designee: (i) within ten
(10) days after the Closing Date, all documents and records in the Seller's possession (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than an Outside
Serviced Trust Mortgage Loan) and that are not required to be part of the
Mortgage File in accordance with the definition thereof (including, without limitation, any original letters of credit relating to any Mortgage Loan); and
(ii) within two (2) Business Days after the Closing Date, any and all escrow amounts and reserve amounts in the Seller's possession or under its control that relate to the Mortgage Loans (other than an Outside Serviced Trust Mortgage
Loan).

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller

                                        6

which secure any Mortgage Loan (other than an Outside Serviced Trust Mortgage
Loan). Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the applicable Master Servicer.

            (g)   After the Seller's transfer of the Mortgage Loans to or at the direction of the Purchaser, the Seller shall not take any action to suggest that the Purchaser is not the legal owner of the Mortgage Loans.

            SECTION 3.  Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

                  (i)     The Seller is a national banking association organized
      and validly existing and in good standing under the laws of the United
      States and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this
      Agreement;

                  (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general, as they may be applied in the context of the insolvency of a national banking association, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

                  (iii)   The execution and delivery of this Agreement by the
      Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's organizational documents, (B)
      violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which violation, default or breach, in the case of either clause (iii)(B) or (iii)(C) might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                                        7

                  (iv)    The Seller is not in default with respect to any
      order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the financial condition or the operations of the Seller or its properties (taken as a whole) or have consequences that would materially and adversely affect its performance hereunder;

                  (v)     The Seller is not a party to or bound by any agreement
      or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

                  (vi)    No consent, approval, authorization or order of any
      court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this Agreement or the consummation of the transactions involving the
      Seller contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

                  (vii)   No litigation is pending or, to the Seller's
      knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

                  (viii)  For purposes of accounting under generally accepted accounting principles ("GAAP"), and for federal income tax purposes, the
      Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration contemplated by this Agreement. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not transferring the Mortgage Loans to the
      Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller or on account of an antecedent debt.

            (b)   The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedules III and IV. References in this Agreement to "Breach" mean a breach of any such representations and warranties made pursuant to this Section 3(b) with respect to any Mortgage Loan.

            (c)   If the Seller receives, pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, written notice of a Document Defect or a Breach relating to a Mortgage Loan, and if such Document Defect or Breach shall materially and adversely affect the value of

                                        8

the applicable Mortgage Loan or the interests of the Certificateholders therein, then the Seller shall, not later than ninety (90) days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage
Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions
(a "Qualified Mortgage"), not later than ninety (90) days from any party to the
Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), cure such Document
Defect or Breach, as the case may be, in all material respects, or, if such
Document Defect or Breach (other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan at the applicable
Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account, any Substitution Shortfall Amount in
connection therewith; provided that, if a Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related Mortgage Loan); and provided, further, that with respect to such additional 90-day period the Seller shall have delivered an officer's certificate to the Trustee setting forth what actions the
Seller is pursuing in connection with the cure thereof and stating that the
Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that if the cure of any
Document Defect or Breach would require an expenditure on the part of the Seller in excess of $10,000, then the Seller may, at its option, within the time period provided above, elect to purchase or replace the affected Mortgage Loan in accordance with this Section 3 without attempting to cure such Document Defect or Breach, as the case may be. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect that, to the Seller's knowledge, existed as of the Closing Date, and that materially and adversely affects the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date in such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related due date in the month of substitution shall be part of the Trust Fund, and Periodic Payments received with respect to the replaced Mortgage Loan or a repurchased Mortgage Loan after the related date of substitution or repurchase, as the case may be, shall belong to the Seller. Periodic Payments due with respect to any Qualified Substitute
Mortgage Loan on or prior to the related due date in the month of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt, and Periodic Payments received with respect to the replaced
Mortgage Loan or a repurchased Mortgage Loan up to and including the related date of substitution or repurchase, as the case may be, shall belong to the
Trust Fund.

                                        9

            (d)   If (i) any Mortgage Loan is required to be repurchased or
substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless: (x) such other Crossed Loans in such Crossed Group satisfy the Crossed
Loan Repurchase Criteria; (y) the Seller (at its expense) shall have furnished the Trustee with an Opinion of Counsel to the effect that the repurchase of or substitution for the affected Crossed Loan only, including, without limitation, any modification required with respect to such repurchase or substitution, shall not cause an Adverse REMIC Event; and (z) the repurchase of or substitution for the affected Crossed Loan only shall satisfy all other criteria for repurchase or substitution, as applicable, of Mortgage Loans set forth herein or in the
Pooling and Servicing Agreement. If the conditions set forth in clauses (x), (y)
and (z) of the prior sentence are satisfied, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the applicable Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller (such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the
Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loans, including, with respect to the Purchaser, the
Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

            If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

                                       10

            Notwithstanding any of the foregoing provisions of this Section
3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or replace the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the
Certificate Administrator or the Trust Fund in connection with such release,
(ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause any REMIC created under the Pooling and Servicing Agreement to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) the
Seller obtains from each Rating Agency then rating the Certificates and delivers to the Trustee and the applicable Master Servicer written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            (e)   In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Collection Account maintained by the applicable Master Servicer, and the delivery of the Mortgage
File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage
Loan(s) to the Trustee and the applicable Master Servicer, respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the
Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased Mortgage Loan or replaced Mortgage Loan, as applicable, (ii) the
Trustee, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the
Seller, all portions of the Mortgage File and other documents pertaining to such
Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the
Special Servicer shall release to the Seller any Escrow Payments and Reserve
Funds held by it in respect of such repurchased or replaced Mortgage Loans.

            (f)   This Section 3 provides the sole remedy available to the
Certificateholders or the Trustee on behalf of the Certificateholders, respecting any Document Defect or Breach and the Purchaser acknowledges and agrees that the representations and warranties made herein by the Seller pursuant to Section 3(b) are solely for risk allocation purposes.

                                       11

            SECTION 4.  Representations and Warranties of the Purchaser. In
order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

            (a)   The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware. The
Purchaser has the full corporate power and authority and legal right to acquire the Mortgage Loans from the Seller and to transfer the Mortgage Loans to the
Trustee.

            (b)   This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)   The Purchaser is not a party to or bound by any agreement or instrument or subject to any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (d)   No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by such Purchaser of, or compliance by such Purchaser with, this
Agreement or the consummation of the transactions of such contemplated by this
Agreement, except for any consent, approval, authorization or order which has been obtained prior to the actual performance by such Purchaser of its obligations under this Agreement, or which, if not obtained would not have a materially adverse effect on the ability of such Purchaser to perform its obligations hereunder.

            (e)   None of the acquisition of the Mortgage Loans by the
Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the Purchaser's certificate of incorporation or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii)
any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the

                                       12

Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (f)   Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as
a sale of the Mortgage Loans to the Purchaser in exchange for the consideration contemplated by this Agreement.

            (g)   There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)   The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5.  Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP, New
York, New York on the Closing Date.

            The Closing shall be subject to each of the following conditions:

            (a)   All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section
4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)   The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section
6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to CCMSI, the Seller, the Dealers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)   The Seller or its designee shall have delivered and released to the Trustee (or a Custodian on its behalf) and the applicable Master
Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and such Master Servicer on or before the Closing Date pursuant to Section 2 of this Agreement;

            (d)   All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

                                       13

            (e)   The Seller shall have paid all fees and expenses payable by it to CCMSI or otherwise pursuant to this Agreement as of the Closing Date; and

            (f)   The Underwriters and Initial Purchasers shall have received letters from an independent accounting firm reasonably acceptable to CCMSI and the Seller in form satisfactory to CCMSI, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus, the Prospectus Supplement and other disclosure documents.

            Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6.  Closing Documents. The Closing Documents shall consist of the following:

            (a)   This Agreement, the Pooling and Servicing Agreement and the
Indemnification Agreement, in each case duly executed by all parties thereto;

            (b)   A certificate of the Seller, executed by the Seller and dated the Closing Date, and upon which CCMSI and the Dealers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement and the Indemnification Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date, subject, in the case of the representations and warranties made by the Seller pursuant to Section 3(b) of this Agreement, to the exceptions to such representations and warranties set forth in Schedules III and IV to this
Agreement; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing
Date;

            (c)   An officer's certificate from the Seller, dated the Closing
Date, and upon which CCMSI and the Dealers may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this
Agreement or any other document or certificate delivered on or before the
Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d)   True and complete copies of the articles of association and by-laws of the Seller (as certified to by the Secretary or an assistant secretary of the Seller), and a certificate of corporate existence of the Seller issued by the Comptroller of the Currency not earlier than thirty (30) days prior to the Closing Date;

            (e)   A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to CCMSI, the Trustee, the Certificate Administrator, the Dealers and
the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies;

                                       14

            (f)   Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the sale of the Mortgage Loans by the
Seller to the Purchaser; and

            (g)   A written opinion of counsel for the Purchaser (which opinion may be from in-house counsel, outside counsel, or a combination thereof, and may include a reliance letter addressed to the Seller with respect to opinions given to other parties) relating to certain corporate and enforceability matters and reasonably satisfactory to the Seller and its counsel, dated the Closing Date and addressed to the Seller.

            SECTION 7.  Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the Seller Mortgage Loan
Balance represents of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a final Prospectus and Memorandum and other customary offering materials relating to the Certificates; (iii) the initial fees, costs, and expenses of the Trustee and the Certificate Administrator (including reasonable attorneys' fees) incurred in connection with the securitization of the Mortgage
Loans and the Other Mortgage Loans; (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans, the Other Mortgage Loans and the
Certificates included in the Prospectus, the Memorandum and other customary offering materials, including the cost of obtaining any "comfort letters" with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey; (viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the Dealers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

            SECTION 8.  Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in

                                       15

Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection
Accounts, the Distribution Account or, if established, the REO Accounts (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser in and to the Mortgage Loans pursuant to the
Pooling and Servicing Agreement, as contemplated by Section 1 hereof shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the
Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, securities intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and
Servicing Agreement, and in connection therewith the Seller authorizes the
Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

            SECTION 9.  Notices. All notices, copies, requests, consents, demands and other communications in connection herewith shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

            SECTION 10. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 11. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or

                                       16

covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

            SECTION 12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 13. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

            SECTION 14. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 15. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 16. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser and their permitted successors and assigns. No holder or beneficial owner of a Certificate shall be deemed a permitted successor or assign to the
Purchaser solely by reason of its interest in such Certificate.

                                       17

            SECTION 17. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party against whom such waiver or modification is sought to be enforced. No amendment to the Pooling and Servicing
Agreement which relates to defined terms contained therein, Section 2.01(d)
thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

            SECTION 18. Accountants' Letters. The parties hereto shall cooperate with accountants designated by CCMSI and reasonably acceptable to the Seller in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting
Agreement and/or the Certificate Purchase Agreement.

            SECTION 19. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's
"knowledge", such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 20. Disclosure Materials. The Purchaser shall provide the
Seller with a copy of the Memorandum and the Prospectus Supplement promptly following their becoming available.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       18

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       LASALLE BANK NATIONAL ASSOCIATION

                                       By: /s/ Brian Fetterolf
                                          -------------------------------------
                                          Name: Brian Fetterolf
                                          Title: Director

                                       PURCHASER

                                       CITIGROUP COMMERCIAL MORTGAGE
                                         SECURITIES INC.

                                       By: /s/ Angela Vleck
                                          -------------------------------------
                                         Name: Angela Vleck
                                         Title: Vice President

                    LASALLE MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

ADDRESS FOR NOTICES

Seller:

Address for Notices:

LaSalle Bank National Association
135 South LaSalle Street, Suite 3400
Chicago, Illinois 60603
Attention: Brian Fetterolf

Purchaser:

Address for Notices:

Citigroup Commercial Mortgage Securities Inc.
388 Greenwich Street
New York, New York 10013
Attn:  Angela Vleck
Facsimile Number: (212) 816-8307

                                       I-1

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

            1.    The information pertaining to each Mortgage Loan set forth in the Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

            2.    As of the date of its origination, such Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

            3.    Immediately prior to the sale, transfer and assignment to the
      Purchaser, the Seller had good title to, and was the sole owner of, each
      Mortgage Loan and the Seller is transferring such Mortgage Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan, but subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, subservicing agreements permitted thereunder and that certain Servicing
      Rights Purchase Agreement dated as of the Closing Date between the applicable Master Servicer and the Seller. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the
      Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

            4.    The proceeds of such Mortgage Loan have been fully disbursed
      (except to the extent that a portion of such proceeds is being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

            5.    Each related Mortgage Note, Mortgage, Assignment of Leases (if any) and other agreement executed by the Mortgagor in connection with such
      Mortgage Loan is a legal, valid and binding obligation of the related
      Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the principal rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

                                       I-2

            6.    As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, Additional Interest, prepayment premiums or yield maintenance charges.

            7.    Each related assignment of Mortgage and assignment of
      Assignment of Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors' rights generally or by general principles of equity
      (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each Mortgage and Assignment of Leases is freely assignable.

            8.    Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions and limitations set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the
      Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
      (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
      Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
      Mortgaged Property, (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases), (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the
      Mortgage for such other Mortgage Loan, and (g) if such Mortgage Loan is part of a Loan Combination, the lien of the Mortgage for the related
      Non-Trust Loan(s). Except with respect to cross-collateralized and cross-defaulted Mortgage Loans and Mortgage Loans that are part of a Loan
      Combination, there are no mortgage loans that are senior or pari passu in right of

                                       I-3

      payment with the subject Mortgage Loan that are secured by the related
      Mortgaged Property.

            9.    UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
      Mortgaged Property owned by a Mortgagor and located on the related
      Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing of UCC Financing Statements, and the Mortgages, security agreements, chattel mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law).
      Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            10.   All real estate taxes and governmental assessments, or
      installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property, have been paid, or an escrow of funds in an amount sufficient (together with, in the case of taxes and governmental assessments not presently due and payable, future escrow payments required to be made pursuant to the related Mortgage Loan documents) to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and
      (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

            11.   To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such Mortgaged Property as security for the Mortgage Loan, and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged
      Property.

            12.   The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
      Mortgage Loan that is part

                                       I-4

      of a Loan Combination, in the original (aggregate, if applicable)
      principal amount of the other mortgage loan(s) constituting the related
      Loan Combination) after all advances of principal (as set forth on the
      Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the Seller or its successors or assigns is the named insured of such policy; such policy is assignable in connection with the assignment of the related Mortgage Note without consent of the insurer and will inure to the benefit of the
      Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement;
      all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related
      Mortgaged Property is located to the extent required; and such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road and (b) against any loss due to encroachments of any material portion of the improvements thereon.

            13.   As of the date of its origination, all insurance coverage
      required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage
      Loan that is part of a Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such
      Mortgaged Property is operated as a manufactured housing community, such
      Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to twelve (12) months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, six (6) months); and as of the Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each
      Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
      Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the
      Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller.
      Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set forth in the related Mortgage, any insurance proceeds in

                                       I-5

      respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or
      (ii) to the reduction of the outstanding principal balance of the Mortgage
      Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
      Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

            The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without thirty (30) days prior written notice to the Mortgagee
      (or, with respect to non-payment, ten (10) days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each
      Mortgage requires that the Mortgagor maintain insurance as described above or permits the Mortgagee to require insurance as described above, and permits the Mortgagee to purchase such insurance at the Mortgagor's expense if Mortgagor fails to do so.

            14.   Other than payments due but not yet thirty (30) days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the
      Seller's actual knowledge no event (other than payments due but not yet delinquent) which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
      Mortgage Note, except for a written waiver contained in the related
      Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File, no Person or party other than the holder of such Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

            15.   As of the Closing Date, each Mortgage Loan is not, and in the prior twelve (12) months (or since the date of origination if such
      Mortgage Loan has been originated within the past twelve (12) months), has not been, thirty (30) days or more past due in respect of any
      Scheduled Payment.

            16.   Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated
      Repayment Date, the Mortgage

                                       I-6

      Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

            17.   No related Mortgage provides for or permits, without the prior written consent of the holder of the Mortgage Note, any related Mortgaged
      Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

            18.   Each Mortgage Loan constitutes a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code (without regard to Treasury regulations Sections 1.860-G(2)(a)(3) and 1.860G(2)(f)(2)), is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations
      Sections 1.856-3(c) and 1.856-3(d)) and such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the Testing Date, or (ii)
      as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the
      Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such Mortgage Loan was modified after the date of its origination in a manner that would cause a
      "significant modification" of such Mortgage Loan within the meaning of
      Treasury Regulations Section 1.1001-3(b), and (2) such "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the Testing
      Date shall be the date upon which the latest such "significant modification" occurred.

            19.   One or more environmental site assessments, updates or
      transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, except for those Mortgage Loans identified on Annex A to this Schedule I for which a lender's environmental insurance policy was obtained in lieu of such environmental site assessments, updates and transaction screens, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental
      Condition (REC), as that

                                       I-7

      term is defined in the Standard Practice for Environmental Site
      Assessments: Phase I Environmental Site Assessment Process Designation: E
      1527-00, as recommended by the American Society for Testing and Materials
      (ASTM), with respect to the related Mortgaged Property and the same have not been subsequently addressed in all material respects, then one or more of the following is true: (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the Mortgage Loan documents to perform such work); (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation; (iii) the related Mortgagor has provided a lender's environmental insurance policy (in which case such Mortgage
      Loan is identified on Annex A to this Schedule I); (iv) an operations and maintenance plan has been or will be implemented; (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation; or (vi) the Mortgagor or other responsible party has obtained a no further action letter or other evidence that governmental authorities have no intention of taking any action or requiring any action in respect of the REC. All environmental assessments or updates that were in the possession of the Seller and that relate to a
      Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

            20.   Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the principal benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

            21.   At the time of origination and, to the actual knowledge of
      Seller as of the Cut-off Date, no Mortgagor is a debtor in any state or federal bankruptcy or insolvency proceeding.

            22.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

            23.   Subject to certain exceptions, which are customarily
      acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of

                                       I-8

      property comparable to the related Mortgaged Property, each related
      Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement, (a) the related Mortgaged Property, or any controlling interest in the related
      Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the
      Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26) below, or (b) the related
      Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

            24.   Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

            25.   Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

            26.   Since origination, no material portion of the related
      Mortgaged Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the
      Mortgage Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a)
      which permit defeasance by means of substituting for the Mortgaged
      Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged
      Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section
      1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms, (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the
      Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with
      REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the Mortgage Loan, the terms of the related
      Mortgage do not provide for

                                       I-9

      release of any portion of the Mortgaged Property from the lien of the
      Mortgage except in consideration of payment in full therefor.

            27.   To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the applicable
      Mortgaged Property is located, as of the date of origination of such
      Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
      would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

            28.   To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related Mortgaged Property at the time of the origination of the Mortgage
      Loan lies outside of the boundaries and building restriction lines of such property (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged Property to an extent which would have a material adverse affect on the value of the Mortgaged Property or related Mortgagor's use and operation of such Mortgaged Property (unless affirmatively covered by title insurance).

            29.   With respect to at least 95% of the Mortgage Loans (by
      principal balance) having a Cut-off Date Balance in excess of 1% of the
      Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged
      Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

            30.   No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage Note or the Mortgage.

            31.   As of the date of origination and, to the Seller's actual
      knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any

                                      I-10

      other amounts due under such Mortgage Loan or the security intended to be provided by the Mortgage Loan documents or the current use of the
      Mortgaged Property.

            32.   As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

            33.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

            34.   The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
      Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect and in an amount (subject to a deductible not to exceed $25,000) at least equal to the least of (a) the replacement cost of improvements located on such mortgaged real property, (b) the outstanding principal balance of the subject mortgage loan and (c) the maximum amount under the applicable federal flood insurance program.

            35.   All escrow deposits and payments required pursuant to the
      Mortgage Loan as of the Closing Date required to be deposited with the
      Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

            36.   To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
      Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
      Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

            37.   The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the
      Mortgage Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

                                      I-11

            38.   Except for any Mortgage Loan secured by a Mortgagor's
      leasehold interest in the related Mortgaged Property, the related
      Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged Property.

            39.   The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related
      Mortgagor after the occurrence of an event of default and not paid to the
      Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation awards or breach of the environmental covenants in the related Mortgage Loan documents.

            40.   Subject to the exceptions set forth in representation (5), the
      Assignment of Leases set forth in the Mortgage or separate from the related Mortgage and related to and delivered in connection with each
      Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any
      Person is entitled to occupy, use or possess all or any portion of the real property.

            41.   With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of
      Treasury Regulations Section 1.860G-1(b)(2).

            42.   If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two (2) years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note (or, in the case of a partial defeasance, in an amount sufficient to make all scheduled payments with respect to the defeased portion of such Mortgage
      Loan). In addition, if such Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor
      (including rating agencies' fees, accounting fees and attorneys' fees), and provide that the related Mortgagor must deliver (or otherwise, the
      Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage
      Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii)
      assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the
      Certificates. Notwithstanding the foregoing, some of the Mortgage Loan

                                      I-12

      documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the REMIC Provisions and/or deliver a REMIC
      Opinion of Counsel.

            43.   To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
      Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

            44.   Neither the Seller nor any affiliate thereof has any
      obligation to make any capital contributions to the Mortgagor under the
      Mortgage Loan.

            45.   Except with respect to any Mortgage Loan that is part of a
      Loan Combination, none of the Mortgaged Properties are encumbered, and none of the Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the
      Cut-off Date of the related Mortgage Loan).

                                      I-13

                             ANNEX A (TO SCHEDULE I)

            Mortgage Loans as to Which the Related Mortgagor Obtained
                    a Lender's Environmental Insurance Policy

                                      I-14

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

            With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

            1.    Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than thirty (30) days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

            2.    Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

            3.    Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

            4.    To the actual knowledge of the Seller, at the Closing Date, such Ground Lease is in full force and effect and other than payments due but not yet thirty (30) days or more delinquent, (a) there is no material default, and (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

            5.    The Ground Lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

            6.    The ground lease (a) is not subject to any liens or
      encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

            7.    A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      III-1

      lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

            8.    Such Ground Lease has an original term (together with any
      extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than twenty (20) years beyond the Stated Maturity Date.

            9.    Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related
      Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses (except in cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution), or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest (except in cases where a different allocation would not be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

            10.   The ground lease does not impose any restrictions on
      subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

            11.   The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      III-2

                                  SCHEDULE III

          EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

EXCEPTIONS TO REPRESENTATION (3)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

ALA MOANA                                   The Ala Moana Portfolio Loan Combination is evidenced by
                                            multiple pari passu notes and multiple subordinate companion notes, which notes are all secured by the same mortgage
                                            instrument encumbering the Ala Moana Portfolio Mortgage Loan.
                                            Only two of the pari passu notes are included in the Series
                                            2007-CD4 securitization transaction. The pari passu notes are pro rata and are senior to the multiple subordinate companion notes which subordinated companion notes are pari passu and pro rata with each other.
-----------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (5)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

8751 FREESTATE DRIVE                        The Mortgage Loan is structured as an indemnity deed of trust
SILVER SPRING METRO CENTER II               ("IDOT"), under which the guarantor of the Mortgage Note
                                            related to the IDOT owns the related Mortgaged Property and thus has an interest in the lease payments.
-----------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (8)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

ALA MOANA                                   The Mortgaged Property secures the related Mortgage Loan and also secures the Ala Moana Portfolio Pari Passu Non-Trust
                                            Mortgage Loans and the Ala Moana Portfolio Subordinate
                                            Non-Trust Mortgage Loans (which are not included in the CD4 trust fund).
-----------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (13)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

ALA MOANA                                   The Mortgagor is required to obtain terrorism insurance to the extent commercially available and at commercially reasonable prices.
-----------------------------------------------------------------------------------------------------------

                                      III-1

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

QUEBEC SQUARE                               The Mortgagor is not required to pay premiums for terrorism coverage in excess of 150% of the cost of premiums for all risk or similar coverages without coverage for acts of terrorism.
-----------------------------------------------------------------------------------------------------------
8751 FREESTATE DRIVE                        The Mortgagor will only be required to obtain terrorism
                                            insurance to the extent such insurance is available on a
                                            commercially reasonably basis if the Terrorism Risk Insurance
                                            Act ("TRIA") is not renewed or a similar statute is not enacted to replace TRIA.
-----------------------------------------------------------------------------------------------------------
STONEBRIDGE SHOPS                           Terrorism insurance is capped at the greater of 150% of the
11058 SANTA MONICA BOULEVARD                aggregate insurance premiums payable with respect to such
                                            terrorism insurance on a stand alone basis and 150% of the aggregate insurance premiums payable with respect to such
                                            terrorism coverage required under the Mortgage Loan documents
                                            (either as stand alone coverage or allocated under an all risk policy) for the immediately prior year.
-----------------------------------------------------------------------------------------------------------
NUGGET MARKET DISTRIBUTION CENTER           The mortgagee requires $1,000,000 in excess flood insurance
                                            (i.e. above the National Flood Insurance Policy maintained by the Mortgagor), however, on the date of origination, the
                                            Mortgagor did not maintain such excess coverage. The guarantors are personally liable for the costs of restoration in the event of a flood, provided, however, the guarantors' maximum
                                            liability shall be an amount equal to the difference between the amount of insurance required by the mortgagee ($1,000,000)
                                            and the amount actually maintained by the Mortgagor (on the date of origination, the Mortgagor's maximum liability was
                                            $1,000,000).
-----------------------------------------------------------------------------------------------------------
WALGREENS - LAKE OSWEGO                     Walgreens Co. currently self-insures the Mortgaged Property.
WALGREENS - FORTH WORTH                     Walgreens Co. currently carries terrorism insurance but is not required under the lease to maintain terrorism insurance.
-----------------------------------------------------------------------------------------------------------
RITE AID - SPRING LAKE                      Rite Aid of Michigan, Inc. currently self-insures the Mortgaged
RITE AID - COLOMA                           Properties.
-----------------------------------------------------------------------------------------------------------

                                      III-2

EXCEPTIONS TO REPRESENTATION (17)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

ALA MOANA                                   The Ala Moana Portfolio Loan Combination is evidenced by
                                            multiple pari passu notes and multiple subordinate companion notes, which notes are all secured by the same mortgage
                                            instrument encumbering the Ala Moana Portfolio Mortgage Loan.
                                            Only two of the pari passu notes are included in the Series
                                            2007-CD4 securitization transaction. The pari passu notes are pro rata and are senior to the multiple subordinate companion notes which subordinated companion notes are pari passu and pro rata with each other.
-----------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (23)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

ALA MOANA                                   Sponsors of the Mortgagor are permitted to pledge indirect interests in the Mortgagor in connection with a line of credit or similar corporate facility secured by all, or substantially all, of such sponsor's assets.
-----------------------------------------------------------------------------------------------------------

                                      III-3

EXCEPTIONS TO REPRESENTATION (26)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

ALA MOANA                                   The Mortgage Loan documents provide for the release of any one or more Mortgaged Properties upon a sale of such Mortgaged
                                            Property to a bona fide third party purchaser, subject to the satisfaction of certain conditions, including among others, that (i) no event of default has occurred and is continuing,
                                            (ii) Mortgagor delivers to lender evidence which would be
                                            satisfactory to a prudent lender acting reasonably that (A) the parcel to be released (the "Release Parcel") has been legally subdivided from the remainder of the Mortgaged Property; (B)
                                            after giving effect to such release, each of the Release Parcel and the balance of the Mortgaged Property conforms to and is in compliance in all material respects with applicable legal
                                            requirements and constitutes a separate tax lot and (C) the
                                            Release Parcel is not necessary for the Mortgaged Property to comply with any zoning, building, land use or parking or other legal requirements applicable to the Mortgaged Property or for the then current use of the Mortgaged Property; (iii) in the event that the release would reasonably be expected to
                                            materially adversely affect lender's rights under the title insurance policy as to any portion of the Mortgaged Property other than as to the Release Parcel, Mortgagor shall deliver to lender an endorsement to the title insurance policy insuring the Mortgage (A) extending the effective date of the policy to the effective date of the release; (B) confirming no change in the priority of the Mortgage on the balance of the property
                                            (exclusive of the Release Parcel) or in the amount of the
                                            insurance or the coverage of the property (exclusive of the
                                            Release Parcel) under the policy; and (C) insuring the rights and benefits under any new or amended reciprocal easement
                                            agreement; (iv) prior to the date of the release, Borrower delivers to Lender approvals to the release executed by any entities other than Lender holding Liens encumbering the
                                            property or holding any other interest in the property that would be affected by the release, if required; (v) Borrower has complied with any requirements applicable to the release in the leases, reciprocal easement agreements, operating agreements, parking agreements or other similar agreements affecting the property and the release does not violate any of the provisions of such documents in any respect that would result in a
                                            termination (or give any other party thereto the right to
                                            terminate), extinguishment or other loss of material rights of
                                            Borrower or in a material increase in Borrower's obligations under such documents and, to the extent necessary to comply with such documents, the transferee of the Release Parcel has assumed Borrower's obligations, if any, relating to the Release
                                            Parcel under such documents; (vi) Borrower delivers to Lender any other information, approvals and documents which would be required by a prudent lender acting reasonably relating to the release; (viii) ingress to and egress from all portions of the property remaining after the release shall be satisfactory to the Lender; (ix) the Release Parcel shall be vacant, non-income producing and unimproved; and (x) in the event of a
                                            securitization, the Rating Agencies shall have confirmed that the release will not result in a downgrade, withdrawal or
                                            qualification of the then current rating assigned to any class of Securities by the Rating Agencies and Mortgagor shall
                                            deliver an opinion of counsel opining on matters related to
                                            REMIC issues.

                                            The Mortgagor may obtain a release of the lien from one or more portions of Mortgaged Property by substituting another property of like use, value and condition in the same shopping mall as the portion of the Mortgaged Property to be released, subject to satisfaction of the following conditions, among others: (a)
                                            no Event of Default shall exist at the time; (ii) the parcel to be released shall be vacant, non-income producing and
                                            unimproved; (iii) the Mortgagor shall acquire fee simple title to the Mortgaged Property to be substituted; (iv) the Mortgagor shall provided lender with certain Mortgage Loan documents, environmental reports, property condition reports and physical condition reports as set forth in the Mortgage Loan documents;
                                            (v) the Mortgagor shall provide an endorsement to the existing title policy insuring the lien over the substituted Mortgaged
                                            Property; and (vi) the released parcel and the substituted parcel shall be separate tax lots.
-----------------------------------------------------------------------------------------------------------

                                      III-4

EXCEPTIONS TO REPRESENTATION (29)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

ARBORSTONE APARTMENTS                       All initial tenants in common shall transfer their interests in the Mortgaged Property into either (i) one new entity (the
                                            "Entity") reviewed and approved by the mortgagee or (ii) nine separate entities (the "Separate SPE Entities"), reviewed and approved by the mortgagee, on or prior to January 15, 2008.
                                            Each tenant in common shall have the same percentage ownership in the Entity or Separate SPE Entities, as applicable, as it currently holds in the Mortgaged Property itself.
-----------------------------------------------------------------------------------------------------------
STONEBRIDGE SHOPS                           The Mortgagor is not required to be a special purpose entity.
LANGLEY PLACE
-----------------------------------------------------------------------------------------------------------
VILLAGE CREEK APARTMENTS                    The tenant in common Mortgagor is comprised of one special purpose entity and two individuals.
-----------------------------------------------------------------------------------------------------------
NEWPORT ADHESIVES BUILDING                  The tenant in common Mortgagor is comprised of two revocable trusts that are not required to be special purpose entities.
-----------------------------------------------------------------------------------------------------------
MARYLAND MANOR                              The tenant in common Mortgagor is comprised of a general
                                            partnership which has individual general partners and a limited liability company which owns other property.
-----------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (31)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

NNN LAKE CENTER V                           There is a pending SEC Investigation against the principal of
NNN DEPT. OF CHILDREN AND FAMILIES          Mortgagor. The investigation does not include the Mortgaged
NNN SOUTHPOINTE MEDICAL OFFICE              Property. A guaranty was executed for the Mortgage Loan by such
NNN CRAWFORDSVILLE MEDICAL OFFICE           principal to indemnify the holder of the Mortgage Loan from any losses resulting from such investigation.
-----------------------------------------------------------------------------------------------------------

                                      III-5

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

BANCO POPULAR                               The predecessor of the Mortgagor's seller was Rush Presbyterian
                                            Hospital ("Rush-Pres"). The chain of title for the Mortgaged
                                            Property reflects $12 million judgment liens against Rush-Pres, recorded in 2002. There have been no further docket entries indicating satisfaction of the judgment or further appeal since
                                            2002. The title company obtained an indemnity from Rush-Pres in
                                            2002, and therefore agreed to provide affirmative coverage for the Mortgagor and the mortgagee against the lien. The
                                            non-recourse carveouts for Mortgagor and guarantors were
                                            modified to provide an indemnity for any loss or damage arising out of or related to any settlement entered into by or on
                                            behalf of Mortgagor without notice to and express written
                                            consent of mortgagee, relating to or arising out of the
                                            judgment liens recorded against the Mortgaged Property.
-----------------------------------------------------------------------------------------------------------

EXCEPTIONS TO REPRESENTATION (39)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

ALA MOANA                                   The Mortgage Loan documents provide for recourse liability to the Mortgagor and/or other guarantors or indemnitors other than the Mortgagor for matters and/or under circumstances which are in addition to those items specified in representation number
                                            39.
-----------------------------------------------------------------------------------------------------------
HERITAGE PORTFOLIO                          The Mortgage Loan documents provide that the principal of the
                                            Mortgagor will be liable for fraud and/or other intentional material misrepresentation.
-----------------------------------------------------------------------------------------------------------

                                      III-6

                                      III-7

                                   SCHEDULE IV

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES

EXCEPTIONS TO REPRESENTATION (8)

-----------------------------------------------------------------------------------------------------------
LOANS                                       EXCEPTIONS
-----------------------------------------------------------------------------------------------------------

CHRISTA PORTFOLIO                           The Ground Leases on the Westridge Community Center Mortgaged
                                            Property and the Hilton Post Office Mortgaged Property have original terms that terminate within 20 years of the Stated
                                            Maturity Date.
-----------------------------------------------------------------------------------------------------------

                                      IV-1

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

                                       A-1

                         LOAN
  LOAN     MORTGAGE     GROUP
 NUMBER   LOAN SELLER   NUMBER                       LOAN / PROPERTY NAME
---------------------------------------------------------------------------------------------

   2        LaSalle       1      Ala Moana Portfolio
  2.1                     1      Ala Moana Center
  2.2                     1      Ala Moana Building
  2.3                     1      Ala Moana Pacific Center
  2.4                     1      Ala Moana Plaza
---------------------------------------------------------------------------------------------
   4        LaSalle       1      Citadel Mall
   5        LaSalle       1      Northwest Arkansas Mall
---------------------------------------------------------------------------------------------
   19       LaSalle       1      Heritage Industrial Portfolio
  19.1                    1      Heritage Industrial Portfolio - 1001 Air Park Drive
  19.2                    1      Heritage Industrial Portfolio - 1011 Air Park Drive
  19.3                    1      Heritage Industrial Portfolio - 21 Northeast Industrial Park
  19.4                    1      Heritage Industrial Portfolio - 22 Northeast Industrial Park
  19.5                    1      Heritage Industrial Portfolio - 4 Marway Circle
  19.6                    1      Heritage Industrial Portfolio - 5 Marway Circle
  19.7                    1      Heritage Industrial Portfolio - 8 Marway Circle
  19.8                    1      Heritage Industrial Portfolio - 8 Northeast Industrial Park
  19.9                    1      Heritage Industrial Portfolio - 4472 Steelway Boulevard
 19.10                    1      Heritage Industrial Portfolio - 16725 Square Drive
 19.11                    1      Heritage Industrial Portfolio - 2294 Molly Pitcher Highway
 19.12                    1      Heritage Industrial Portfolio - 3530 East Pike Road
---------------------------------------------------------------------------------------------
   20       LaSalle       1      Silver Spring Metro Center II
   39       LaSalle       1      Hilton Hotel/Homewood Suites
   49       LaSalle       1      3601 CCI Drive
   50       LaSalle       1      Quebec Square
   56       LaSalle       1      Mesa Spirit Park Model & RV Resort
   66       LaSalle       2      Quail Ridge Apartments
   71       LaSalle       1      Lake Center V
   83       LaSalle       1      Parkway Center - Buildings 1,2,4,6
---------------------------------------------------------------------------------------------
   84       LaSalle       1      REVA -Portfolio
  84.1                    1      Industrial Village
  84.2                    1      Radar Road
  84.3                    1      University CC
---------------------------------------------------------------------------------------------
   89       LaSalle       1      Christa Portfolio
  89.1                    1      Christa Construction
  89.2                    1      119 Victor Heights Parkway
  89.3                    1      Christa Leasing
  89.4                    1      115 Victor Heights Parkway
  89.5                    1      111 Victor Heights Parkway
  89.6                    1      Swiftlift
  89.7                    1      Tariff Affiliates
  89.8                    1      Surmotech
  89.9                    1      7612 Main Street Fishers
 89.10                    1      Westridge Community Center
 89.11                    1      Hilton Post Office
---------------------------------------------------------------------------------------------
   91       LaSalle       2      Old Bridge Rotary Senior Housing
   97       LaSalle       1      2500 Building
---------------------------------------------------------------------------------------------
  104       LaSalle       2      Morgantown Multifamily Portfolio
 104.1                    2      Morgantown Multifamily Portfolio - Copperfield Court
 104.2                    2      Morgantown Multifamily Portfolio - Courtyard East
 104.3                    2      Morgantown Multifamily Portfolio - Courtyard West
 104.4                    2      Morgantown Multifamily Portfolio - Grapevine Village
---------------------------------------------------------------------------------------------
  105       LaSalle       1      Crofton II Office Building
  108       LaSalle       1      Greenwood Market/Campbell Lane
  112       LaSalle       2      Vernon Marsh - Clover Village
  113       LaSalle       1      Department of Children and Families
  115       LaSalle       1      Corporate Plaza
  116       LaSalle       1      K&G Marketplace
  117       LaSalle       1      8751 Freestate Drive
---------------------------------------------------------------------------------------------
  119       LaSalle       1      Pine Hills Village
  120       LaSalle       1      Rosemont Village Retail Center
---------------------------------------------------------------------------------------------
  127       LaSalle       1      Hart Properties Portfolio
 127.1                    1      435 Washington Building
 127.2                    1      Magnolia Crossing
 127.3                    1      Pecan Ridge Center
 127.4                    1      Colliersville Plaza
 127.5                    1      Magnolia on Main
 127.6                    1      Auto Body America-Northstar
 127.7                    1      Ripley Oaks
 127.8                    1      Auto Radio - 7300 Airways
 127.9                    1      Auto Body America - Wilfong
---------------------------------------------------------------------------------------------
  129       LaSalle       2      Prairie Vista I & II
  130       LaSalle       1      Southpointe Medical Office
  131       LaSalle       2      Overlook Apartments
  136       LaSalle       1      Hampton Inn & Suites - LaFayette
  144       LaSalle       2      Villa Tree
  145       LaSalle       2      Arborstone Apartments
  146       LaSalle       2      Kingshill Court Apartments
  147       LaSalle       1      La Jolla and Nautilus
---------------------------------------------------------------------------------------------
  154       LaSalle       1      Another Closet Portfolio
 154.1                    1      Another Closet - McAllen
 154.2                    1      Another Closet -Sharyland
 154.3                    1      Another Closet - Mission
---------------------------------------------------------------------------------------------
  157       LaSalle       1      Federal Bakers Facility
  159       LaSalle       1      1315 Century Drive
  160       LaSalle       1      Seven Farms Square Office Building
---------------------------------------------------------------------------------------------
  162       LaSalle       1      Bi-Lo Stores
 162.1                    1      K-Mart Plaza
 162.2                    1      Franklin
---------------------------------------------------------------------------------------------
  169       LaSalle       1      Edison Park
  170       LaSalle       2      White Bluff - Clover Village
  178       LaSalle       1      Downtown Oxford Inn and Suites
  183       LaSalle       2      Lackawanna Senior Housing
  187       LaSalle       1      Stonebridge Shops
  189       LaSalle       1      Nugget Market Distribution Center
  190       LaSalle       1      Corporate West 1
  192       LaSalle       1      11058 Santa Monica Boulevard
  194       LaSalle       2      Ramp Creek
  195       LaSalle       1      Courtyard by Marriott - Tupelo, MS
  203       LaSalle       1      Parkway Crossing Shopping Center
  204       LaSalle       1      Holiday Inn Express - Memphis, TN
  209       LaSalle       1      Walgreen's- Lake Oswego
  211       LaSalle       1      Blackhawk RV Resort
---------------------------------------------------------------------------------------------
  212       LaSalle       1      AAAA Self Storage Portfolio
 212.1                    1      AAAA Self Storage - Lawrenceville, GA
 212.2                    1      AAAA Self Storage - Buford, GA
---------------------------------------------------------------------------------------------
  214       LaSalle       1      Sabre Springs Marketplace
  217       LaSalle       1      The Bookbindery Building
  218       LaSalle       1      Tower Center Plaza & Annex
  220       LaSalle       1      Buckner Square
  228       LaSalle       1      Outback Storage
  230       LaSalle       1      Comfort Inn - Plant City, Fl
  231       LaSalle       1      State Line 47 Building
  233       LaSalle       1      West Capitol Shopping Center
  236       LaSalle       2      Bridge Square Apartments
  238       LaSalle       1      Crawfordsville Medical Center
  239       LaSalle       1      2435 Commerce Avenue
  242       LaSalle       2      The Greens Apartments
  244       LaSalle       1      Langley Place
  249       LaSalle       1      Landmark Oaks
  253       LaSalle       2      Hickory Hills Manor
  254       LaSalle       1      PNC Bank Building
  256       LaSalle       1      Graves Morrissey Office Building
  257       LaSalle       1      Walgreens - Fort Worth
  258       LaSalle       1      LSAC Memphis Office
  259       LaSalle       1      Canalview Office
  260       LaSalle       2      Centennial Farms MHC
  262       LaSalle       1      Fort Knox Self Storage
  263       LaSalle       1      Aero Pointe Medical Office
  264       LaSalle       2      Village Creek Apartments
  267       LaSalle       1      Eagle Two Business Center
---------------------------------------------------------------------------------------------
  270       LaSalle       1      CVS Portfolio
 270.1                    1      CVS - Summerville
 270.2                    1      CVS Clearwater
---------------------------------------------------------------------------------------------
  271       LaSalle       1      Buena Park Self Storage
  272       LaSalle       1      Sleep Inn - Orangeburg
  273       LaSalle       1      High Ridge Office Building
  276       LaSalle       1      La Cima
  277       LaSalle       2      Winslow Place Apartments
  278       LaSalle       2      Woodland South Apartments
  280       LaSalle       1      Fairfield Inn - Orangeburg
  281       LaSalle       2      Gibson & Heritage MHCs
  283       LaSalle       1      Towne Storage Union Park
  285       LaSalle       1      Parkway Pointe
  287       LaSalle       1      Main and Lindsay
  289       LaSalle       1      Remington Road Industrial
  291       LaSalle       1      Navistar
  292       LaSalle       2      Walnut Ridge MHC
  294       LaSalle       1      OliverMcMillan Eagles Hall
  297       LaSalle       2      Town & Country Apartments
  298       LaSalle       1      4120 - 4400  Building
  300       LaSalle       1      Jefferson Centre
  302       LaSalle       1      Shoppes at Pembroke
  304       LaSalle       1      ARINC Building
  305       LaSalle       1      Stoneridge Professional Building
  306       LaSalle       1      Pomona Ranch Plaza
  307       LaSalle       1      Oasis Plaza
  308       LaSalle       1      Maryland Manor
  309       LaSalle       1      Tractor Supply Center
  310       LaSalle       1      Newport Adhesives Building
  312       LaSalle       1      Advanced Electronic Systems
  313       LaSalle       1      Santa Fe Springs
  314       LaSalle       1      Mini Maxi Storage
  315       LaSalle       1      Shops at Sunset
  316       LaSalle       1      Appalachian Self Storage
  317       LaSalle       1      Banco Popular
  318       LaSalle       1      Pelham Road Retail
  321       LaSalle       1      Chestnut Hill IV
  322       LaSalle       1      C&H Storage
  324       LaSalle       1      Carson Highlands Storage
  326       LaSalle       1      Wayne Plaza Shopping Center
  327       LaSalle       1      Douglas Square
  328       LaSalle       1      Port Gardner
  331       LaSalle       2      Amber Apartments
  332       LaSalle       1      Vickers Street
  333       LaSalle       2      Brighton Park Apartments
  334       LaSalle       1      Lowes Home Improvement Store
  335       LaSalle       1      Phenix Shopping Center
  336       LaSalle       1      New Territory Shopping Center
  337       LaSalle       1      8800 Melrose Avenue
  338       LaSalle       1      Battleground Crossing
  339       LaSalle       1      Tully Road Retail
  340       LaSalle       1      Midvale - Valencia Self Storage
  341       LaSalle       1      Placentia III
  344       LaSalle       1      Center Plaza
  346       LaSalle       2      Belle Grove MHP
  347       LaSalle       2      Blue Sky MHP
  348       LaSalle       1      Rite Aid - Spring Lake, MI
  350       LaSalle       1      86th & Westfield Boulevard
  351       LaSalle       1      Shops of Sedona
  352       LaSalle       1      Rite Aid - Coloma, MI
  354       LaSalle       1      Placentia II
  355       LaSalle       1      Airport Mini Storage
  356       LaSalle       1      Shoppes at Five Points
  357       LaSalle       1      Rochester Club Centre
  359       LaSalle       1      Snead Properties
  360       LaSalle       1      Abercorn Lock N Store
  361       LaSalle       2      Fountain Spring Apartments
  362       LaSalle       1      1300 Smith Road
  363       LaSalle       1      Storage West Self Storage
  364       LaSalle       2      Springdale Apartments
  365       LaSalle       1      Shoppes at Jones Bridge
  368       LaSalle       1      Placentia I
---------------------------------------------------------------------------------------------
  369       LaSalle       1      The Storage Malls
 369.1                    1      The Storage Mall - Clifton Springs
 369.2                    1      The Storage Mall - Manchester
---------------------------------------------------------------------------------------------
  370       LaSalle       1      Redland Park Plaza
  371       LaSalle       1      VE - Advance Auto Parts
  372       LaSalle       1      2320 Highland Avenue
  373       LaSalle       1      Big Blue Self Storage
  374       LaSalle       2      Continental Apartments
  375       LaSalle       1      Cape Henry Shoppes
  376       LaSalle       1      Georgetown Self Storage
  377       LaSalle       1      13850 Gulf Freeway
  378       LaSalle       1      Advance Auto Parts Store
  380       LaSalle       1      Alpine Self Storage

 LOAN
NUMBER                                         PROPERTY ADDRESS                                                 CITY
-----------------------------------------------------------------------------------------------------------------------------

   2      Various                                                                                      Honolulu
  2.1     1450 Ala Moana Boulevard                                                                     Honolulu
  2.2     1441 Kapiolani Boulevard                                                                     Honolulu
  2.3     1585 Kapiolani Boulevard                                                                     Honolulu
  2.4     451 Piikoi Street                                                                            Honolulu
-----------------------------------------------------------------------------------------------------------------------------
   4      750 Citadel Drive                                                                            Colorado Springs
   5      4201 North Shiloh Drive                                                                      Fayetteville
-----------------------------------------------------------------------------------------------------------------------------
   19     Various                                                                                      Various
  19.1    1001 Air Park Drive                                                                          Middletown
  19.2    1011 Air Park Drive                                                                          Middletown
  19.3    21 Northeast Industrial Park                                                                 Guilderland
  19.4    22 Northeast Industrial Park                                                                 Guilderland
  19.5    4 Marway Circle                                                                              Gates
  19.6    5 Marway Circle                                                                              Gates
  19.7    8 Marway Circle                                                                              Gates
  19.8    8 Northeast Industrial Park                                                                  Guilderland
  19.9    4472 Steelway Boulevard                                                                      Liverpool
 19.10    16725 Square Drive                                                                           Marysville
 19.11    2294 Molly Pitcher Highway                                                                   Chambersburg
 19.12    3530 East Pike Road                                                                          Zanesville
-----------------------------------------------------------------------------------------------------------------------------
   20     1325 East West Highway                                                                       Silver Spring
   39     4200 City Avenue                                                                             Philadelphia
   49     3601 CCI Drive                                                                               Huntsville
   50     7306 East 36th Avenue                                                                        Denver
   56     3020 East Main Street                                                                        Mesa
   66     4200 Trenton Drive                                                                           Bartlett
   71     50 Lake Center Executive Park                                                                Marlton
   83     875 Greentree Road                                                                           Pittsburgh
-----------------------------------------------------------------------------------------------------------------------------
   84     Various                                                                                      Various
  84.1    7906 - 7910 Industrial Village Road                                                          Greensboro
  84.2    500,502,504,506 Radar Road                                                                   Greensboro
  84.3    7990, 7996 North Point Blvd; 4305, 4310, 4320 Enterprise Drive; 4410, 4415 Providence Lane   Winston-Salem
-----------------------------------------------------------------------------------------------------------------------------
   89     Various                                                                                      Various
  89.1    121 Victor Heights Parkway                                                                   Victor
  89.2    119 Victor Heights Parkway                                                                   Victor
  89.3    117 Victor Heights Parkway                                                                   Victor
  89.4    115 Victor Heights Parkway                                                                   Victor
  89.5    111 Victor Heights Parkway                                                                   Victor
  89.6    820 Phillips Road                                                                            Victor
  89.7    50 Victor Heights Parkway                                                                    Victor
  89.8    7670 Netlink Drive                                                                           Victor
  89.9    7612 Main Street Fishers                                                                     Victor
 89.10    200 Alcott Road & 300 Chesterton Road                                                        Greece
 89.11    25 South Avenue                                                                              Hilton
-----------------------------------------------------------------------------------------------------------------------------
   91     100 Ticetown Road                                                                            Old Bridge
   97     2500 NW 79 Avenue                                                                            Doral
-----------------------------------------------------------------------------------------------------------------------------
  104     Various                                                                                      Morgantown
 104.1    1010 Irwin Street                                                                            Morgantown
 104.2    331 Willey Street                                                                            Morgantown
 104.3    327 Willey Street                                                                            Morgantown
 104.4    1324 Airport Boulevard                                                                       Morgantown
-----------------------------------------------------------------------------------------------------------------------------
  105     2200 Defense Highway                                                                         Crofton
  108     2475 Scottsville Road & 1785 Campbell Lane                                                   Bowling Green
  112     11900 White Bluff Road                                                                       Savannah
  113     311 & 339-359 North State Road 7                                                             Plantation
  115     678 Third Avenue                                                                             Chula Vista
  116     30451-30465 Avenida De Las Flores                                                            Rancho Santa Margarita
  117     8751 Freestate Drive                                                                         Laurel
-----------------------------------------------------------------------------------------------------------------------------
  119     5300 Silver Star Road                                                                        Orlando
  120     4523 North Pine Hills Road                                                                   Orlando
-----------------------------------------------------------------------------------------------------------------------------
  127     Various                                                                                      Various
 127.1    435 Washington Road                                                                          Collierville
 127.2    318 South Mount Pleasant Road                                                                Collierville
 127.3    205 Mount Pleasant Road                                                                      Collierville
 127.4    141 U.S. Highway 72                                                                          Collierville
 127.5    153, 155, & 165 North Main Street                                                            Collierville
 127.6    37 Northstar Drive                                                                           Jackson
 127.7    449 U.S. Highway 72                                                                          Collierville
 127.8    7300 Airways Boulevard                                                                       Southaven
 127.9    5155 Wilfong Road                                                                            Memphis
-----------------------------------------------------------------------------------------------------------------------------
  129     2401 West Alta Road                                                                          Peoria
  130     8936 Southpointe Drive                                                                       Indianapolis
  131     6339 South 33rd West Avenue                                                                  Tulsa
  136     1910 South College Road                                                                      LaFayette
  144     1750 South Price Road                                                                        Tempe
  145     6490 South Cockrell Hill Road                                                                Dallas
  146     4797 Kingshill Drive                                                                         Columbus
  147     6902-6990 La Jolla Boulevard & 470 Nautilus Street                                           La Jolla
-----------------------------------------------------------------------------------------------------------------------------
  154     Various                                                                                      Various
 154.1    2101 Industrial Drive                                                                        McAllen
 154.2    317 North Shary Road                                                                         Mission
 154.3    2101 West Griffin Parkway                                                                    Mission
-----------------------------------------------------------------------------------------------------------------------------
  157     45201 Global Plaza                                                                           Sterling
  159     1315 Century Drive                                                                           Louisville
  160     225 Seven Farms Drive                                                                        Charleston
-----------------------------------------------------------------------------------------------------------------------------
  162     Various                                                                                      Various
 162.1    6 K-Mart Plaza                                                                               Greenville
 162.2    245 Macon Plaza                                                                              Franklin
-----------------------------------------------------------------------------------------------------------------------------
  169     535-615 West Edison Road                                                                     Mishawaka
  170     10014 White Bluff Rd                                                                         Savannah
  178     400 North Lamar Boulevard                                                                    Oxford
  183     133 Orchard Place                                                                            Lackawanna
  187     3610-3630 East Southern Avenue                                                               Mesa
  189     2160-2170 Hanson Way                                                                         Woodland
  190     4300 Commerce Court                                                                          Lisle
  192     11058 Santa Monica Boulevard                                                                 Los Angeles
  194     1100 Thornwood Drive                                                                         Heath
  195     1320 North Gloster Street                                                                    Tupelo
  203     810 North Central Expressway                                                                 Plano
  204     4068 Stansell Court                                                                          Memphis
  209     17850 South West Lower Boones Ferry Road                                                     Lake Oswego
  211     3407 Blackhawk Drive                                                                         Milton
-----------------------------------------------------------------------------------------------------------------------------
  212     Various                                                                                      Various
 212.1    282 East Crogan Street                                                                       Lawrenceville
 212.2    4365 Commerce Drive                                                                          Buford
-----------------------------------------------------------------------------------------------------------------------------
  214     12602 - 12640 Sabre Springs Parkway                                                          San Diego
  217     2201 West Broad Street                                                                       Richmond
  218     15580 Grand River Avenue & 14486 Greenfield                                                  Detroit
  220     3650 North Buckner Boulevard                                                                 Dallas
  228     4003 West Highway 390                                                                        Panama City
  230     2003 South Frontage Road                                                                     Plant City
  231     1901 West 47th Place                                                                         Westwood
  233     805-831 Harbor Boulevard                                                                     West Sacramento
  236     2 Bridge Square                                                                              Anoka
  238     1630-1660 Lafayette Road                                                                     Crawfordsville
  239     2435 Commerce Avenue                                                                         Duluth
  242     9444 Newton Drive                                                                            Kansas City
  244     10 Langley Place                                                                             Newton Centre
  249     14875 Landmark Boulevard                                                                     Dallas
  253     1600 Josephine Street                                                                        Lakeland
  254     7818 Sudley Road                                                                             Manassas
  256     11920 Southern Highlands Parkway                                                             Las Vegas
  257     3100 McCart Avenue                                                                           Fort Worth
  258     104 - 110 South Front Street                                                                 Memphis
  259     200 Canalview Boulevard                                                                      Brighton
  260     1065 Peach Blossom Circle                                                                    Burton
  262     1900 East Bessemer Avenue                                                                    Greensboro
  263     4260 Glendale-Milford Road                                                                   Cincinnati
  264     100-800 Village Creek Drive                                                                  Asheville
  267     10381 and 10421 Citation Drive                                                               Brighton
-----------------------------------------------------------------------------------------------------------------------------
  270     Various                                                                                      Various
 270.1    1941 North Main Street                                                                       Summerville
 270.2    16 Belvedere Road                                                                            Beech Island
-----------------------------------------------------------------------------------------------------------------------------
  271     7111 McNeil Lane                                                                             Buena Park
  272     3689 St. Matthews Road                                                                       Orangeburg
  273     N16 W23233 Stone Ridge Drive                                                                 Waukesha
  276     500 Main Street                                                                              Breckenridge
  277     200 Bristol Street                                                                           Perry
  278     60 Woodland Road                                                                             Cape Elizabeth
  280     663 Citadel Road                                                                             Orangeburg
  281     925 Adams Road and 8810 Pocahontas Trail                                                     Williamsburg
  283     7183 South Union Park Avenue                                                                 Midvale
  285     1510 Congress Parkway                                                                        Athens
  287     2735 - 2757 East Main Street                                                                 Mesa
  289     335-367 Remington Boulevard                                                                  Bolingbrook
  291     575 Saint Paul Boulevard                                                                     Carol Stream
  292     3201 Hawthorne Drive                                                                         Jackson
  294     733 Eighth Avenue                                                                            San Diego
  297     120 South Kingston Drive                                                                     Bloomington
  298     4400 4th Avenue South                                                                        Seattle
  300     6709-6739 West Jefferson Boulevard                                                           Fort Wayne
  302     930 Highway 711                                                                              Pembroke
  304     1300 Thomas Drive                                                                            Panama City Beach
  305     51675-51745 Van Dyke Avenue                                                                  Shelby Township
  306     12 Rancho Camino Road                                                                        Pomona
  307     3210 - 3314 First Street West                                                                Bradenton
  308     5205 Maryland Way                                                                            Brentwood
  309     636 NC 24/27 Bypass                                                                          Albemarle
  310     1822 Reynolds Avenue                                                                         Irvine
  312     2015 Helm Drive                                                                              Las Vegas
  313     10430 Pioneer Boulevard                                                                      Santa Fe Springs
  314     2638 Legion Road                                                                             Fayetteville
  315     S30 W24896 West Sunset Drive                                                                 Waukesha
  316     3 Heinz Drive                                                                                Wilkes-Barre
  317     3948 West 55th Street                                                                        Chicago
  318     3901 Pelham Road                                                                             Greenville
  321     5221-5251 North Hamilton Road                                                                Columbus
  322     2711 East Highway 190                                                                        Copperas Cove
  324     10010 Highway 50 East                                                                        Carson City
  326     1805 East Ash Street                                                                         Goldsboro
  327     679-697 Douglas Road                                                                         Altamonte Springs
  328     1728 West Marine View Drive                                                                  Everett
  331     2601 East Grand River Avenue                                                                 Lansing
  332     8001-8007 Vickers Street                                                                     San Diego
  333     300, 304, 308, 520, 524, and 528 Brighton Park Drive                                         Greenville
  334     2014 Tynecastle Highway                                                                      Banner Elk
  335     1101-1119 Highway 280 Bypass                                                                 Phenix City
  336     4888 Highway 90 A                                                                            Sugar Land
  337     8800 Melrose Avenue                                                                          West Hollywood
  338     1 Alvon Road                                                                                 White Sulphur Springs
  339     1708-1712 Tully Road                                                                         San Jose
  340     6400 South Commerce Court                                                                    Tucson
  341     712-736 West Chapman Avenue                                                                  Placentia
  344     1647 Sun City Center Plaza                                                                   Sun City Center
  346     624 U.S. Highway 301 Boulevard East                                                          Bradenton
  347     4800 West Ocotillo Road                                                                      Glendale
  348     603 East Savidge Street                                                                      Spring Lake
  350     1560 East 86th Street                                                                        Indianapolis
  351     14000-14030 West 135th Street                                                                Olathe
  352     6535 Paw Paw Avenue                                                                          Coloma
  354     630-644 West Chapman Boulevard                                                               Placentia
  355     4201 Smokey Road                                                                             Calera
  356     100 & 102 Batesville Road                                                                    Simpsonville
  357     120 East Avenue                                                                              Rochester
  359     1001 & 1003 25th Avenue                                                                      Phenix City
  360     15050 Abercorn Extension & 1721 Grove Point Road                                             Savannah
  361     2930 Fountain View Drive                                                                     Houston
  362     1300 Smith Road                                                                              Austin
  363     2401 3rd Avenue Place                                                                        Longmont
  364     4338-4468 Magellan Court                                                                     Ayden
  365     11730 Jones Bridge Road                                                                      Alpharetta
  368     602 West Chapman Avenue                                                                      Placentia
-----------------------------------------------------------------------------------------------------------------------------
  369     Various                                                                                      Various
 369.1    2731 Route 96                                                                                Clifton Springs
 369.2    3918 Route 96                                                                                Manchester
-----------------------------------------------------------------------------------------------------------------------------
  370     415-461 Tennessee Street                                                                     Redlands
  371     7979 Riviera Boulevard and 600 Baldwin Street                                                Miramar
  372     2320 Highland Avenue                                                                         Birmingham
  373     111 Dyke Road                                                                                Frankfort
  374     2393 Continental Avenue                                                                      Tallahassee
  375     3205-3053 Shore Drive                                                                        Virginia Beach
  376     20688 DuPont Boulevard                                                                       Georgetown
  377     13850 Gulf Freeway                                                                           Houston
  378     1540 Georgesville Road                                                                       Columbus
  380     535 North 900 West                                                                           Brigham City

                                                                       CROSS
                                                                     COLLATER-
                                                                      ALIZED
                                                     CUT-OFF DATE    (MORTGAGE                    MASTER
 LOAN                                                 PRINCIPAL        LOAN                      SERVICING   ARD LOAN
NUMBER    STATE    ZIP CODE         COUNTY             BALANCE        GROUP)     MORTGAGE RATE   FEE RATE    (YES/NO)?     ARD
---------------------------------------------------------------------------------------------------------------------------------

   2       HI       96814     Honolulu              404,000,000.00      No          5.6028%       0.0200%       No
  2.1      HI       96814     Honolulu
  2.2      HI       96814     Honolulu
  2.3      HI       96814     Honolulu
  2.4      HI       96814     Honolulu
---------------------------------------------------------------------------------------------------------------------------------
   4       CO       80909     El Paso               136,000,000.00   Yes (C1)       5.8750%       0.0200%       No
   5       AR       72703     Washington            125,600,000.00   Yes (C1)       5.8750%       0.0200%       No
---------------------------------------------------------------------------------------------------------------------------------
   19    Various   Various    Various                75,000,000.00      No          5.7600%       0.0300%       No
  19.1     PA       17057     Dauphin
  19.2     PA       17057     Dauphin
  19.3     NY       12084     Albany
  19.4     NY       12084     Albany
  19.5     NY       14624     Monroe
  19.6     NY       14624     Monroe
  19.7     NY       14624     Monroe
  19.8     NY       12084     Albany
  19.9     NY       13090     Onondaga
 19.10     OH       43040     Union
 19.11     PA       17201     Franklin
 19.12     OH       43701     Muskingum
---------------------------------------------------------------------------------------------------------------------------------
   20      MD       20910     Montgomery             65,000,000.00      No          5.3700%       0.0200%       No
   39      PA       19131     Philadelphia           29,945,173.47      No          5.7000%       0.0200%       No
   49      AL       35805     Madison                25,000,000.00      No          5.8600%       0.0700%       No
   50      CO       80238     Denver                 25,000,000.00      No          5.5400%       0.0200%       No
   56      AZ       85213     Maricopa               20,400,000.00      No          5.6600%       0.0800%       No
   66      TN       38135     Shelby                 17,300,000.00      No          5.6500%       0.0300%       No
   71      NJ       08053     Burlington             16,425,000.00      No          6.1330%       0.0400%       No
   83      PA       15220     Allegheny              14,000,000.00      No          6.5400%       0.1000%       No
---------------------------------------------------------------------------------------------------------------------------------
   84      NC      Various    Various                13,800,000.00      No          5.8700%       0.0700%       No
  84.1     NC       27409     Guilford
  84.2     NC       27410     Guilford
  84.3     NC       27106     Forsyth
---------------------------------------------------------------------------------------------------------------------------------
   89      NY      Various    Various                12,971,201.88      No          5.8500%       0.0200%       No
  89.1     NY       14564     Ontario
  89.2     NY       14564     Ontario
  89.3     NY       14564     Ontario
  89.4     NY       14564     Ontario
  89.5     NY       14564     Ontario
  89.6     NY       14564     Ontario
  89.7     NY       14564     Ontario
  89.8     NY       14564     Ontario
  89.9     NY       14564     Ontario
 89.10     NY       14626     Monroe
 89.11     NY       14468     Monroe
---------------------------------------------------------------------------------------------------------------------------------
   91      NJ       08857     Middlesex              12,483,167.16      No          5.8700%       0.0200%       No
   97      FL       33122     Miami-Dade             11,300,000.00      No          5.8800%       0.0200%       No
---------------------------------------------------------------------------------------------------------------------------------
  104      WV       26505     Monongalia             10,565,249.82      No          5.4900%       0.0200%       No
 104.1     WV       26505     Monongalia
 104.2     WV       26505     Monongalia
 104.3     WV       26505     Monongalia
 104.4     WV       26505     Monongalia
---------------------------------------------------------------------------------------------------------------------------------
  105      MD       21114     Anne Arundel           10,500,000.00      No          5.6700%       0.0200%       No
  108      KY       42104     Warren                 10,485,638.14      No          5.7200%       0.0700%       No
  112      GA       31419     Chatham                10,150,000.00      No          5.8600%       0.0200%       No
  113      FL       33317     Broward                10,090,000.00      No          6.0930%       0.0200%       No
  115      CA       91910     San Diego              10,000,000.00      No          5.5300%       0.0200%       No
  116      CA       92688     Orange                 10,000,000.00      No          5.5900%       0.0200%       No
  117      MD       20723     Howard                 10,000,000.00      No          5.5400%       0.0200%       No
---------------------------------------------------------------------------------------------------------------------------------
  119      FL       32808     Orange                  7,000,000.00   Yes (C4)       5.9100%       0.0200%       No
  120      FL       32808     Orange                  3,000,000.00   Yes (C4)       5.8100%       0.0200%       No
---------------------------------------------------------------------------------------------------------------------------------
  127    Various   Various    Various                 9,241,530.21      No          6.3100%       0.0200%       No
 127.1     TN       38017     Shelby
 127.2     TN       38017     Shelby
 127.3     TN       38017     Shelby
 127.4     TN       38017     Shelby
 127.5     TN       38017     Shelby
 127.6     TN       38305     Madison
 127.7     TN       38017     Shelby
 127.8     MS       38671     Desoto
 127.9     TN       38134     Shelby
---------------------------------------------------------------------------------------------------------------------------------
  129      IL       61615     Peoria                  9,175,000.00      No          5.6700%       0.0200%       No
  130      IN       46227     Marion                  9,146,000.00      No          6.1130%       0.0200%       No
  131      OK       74132     Tulsa                   9,040,000.00      No          5.8800%       0.0200%       No
  136      LA       70508     Lafayette               8,834,279.33      No          6.0000%       0.0200%       No
  144      AZ       85281     Maricopa                8,400,000.00      No          5.4900%       0.0200%       No
  145      TX       75236     Dallas                  8,400,000.00      No          5.5300%       0.0900%       No
  146      OH       43229     Franklin                8,350,000.00      No          5.8100%       0.0200%       No
  147      CA       92037     San Diego               8,300,000.00      No          5.8000%       0.0200%       No
---------------------------------------------------------------------------------------------------------------------------------
  154      TX      Various    Hidalgo                 7,964,303.13      No          5.8300%       0.0200%       No
 154.1     TX       78504     Hidalgo
 154.2     TX       78572     Hidalgo
 154.3     TX       78572     Hidalgo
---------------------------------------------------------------------------------------------------------------------------------
  157      VA       20166     Loudoun                 7,700,000.00      No          6.0200%       0.0200%       No
  159      CO       80027     Boulder                 7,682,886.73      No          5.8300%       0.0200%       No
  160      SC       29492     Berkeley                7,586,320.54      No          5.8600%       0.0200%       No
---------------------------------------------------------------------------------------------------------------------------------
  162    Various   Various    Various                 7,560,000.00      No          6.0000%       0.0200%       No
 162.1     SC       29605     Greenville
 162.2     NC       28734     Macon
---------------------------------------------------------------------------------------------------------------------------------
  169      IN       46545     St. Joseph              7,000,000.00      No          5.7800%       0.0700%       No
  170      GA       31406     Chatham                 7,000,000.00      No          6.0100%       0.0200%       No
  178      MS       38655     Lafayette               6,451,281.70      No          6.8500%       0.1000%       No
  183      NY       14218     Erie                    6,100,000.00      No          5.9000%       0.0200%       No
  187      AZ       85206     Maricopa                6,000,000.00      No          5.7100%       0.0300%       No
  189      CA       95776     Yolo                    5,886,822.68      No          5.8000%       0.0200%       No
  190      IL       60532     Dupage                  5,825,000.00      No          5.9300%       0.0200%       No
  192      CA       90025     Los Angeles             5,650,000.00      No          5.7000%       0.0300%       No
  194      OH       43056     Licking                 5,587,735.92      No          5.9200%       0.0200%       No
  195      MS       38804     Lee                     5,490,202.55      No          5.9700%       0.0700%       No
  203      TX       75074     Collin                  5,200,000.00      No          5.9400%       0.0700%       No
  204      TN       38125     Shelby                  5,186,628.11      No          5.6400%       0.1000%       No
  209      OR       97035     Clackamas               5,028,944.26      No          5.9100%       0.0200%       No
  211      WI       53563     Rock                    5,000,000.00      No          5.9800%       0.0200%       No
---------------------------------------------------------------------------------------------------------------------------------
  212      GA      Various    Gwinnett                4,988,959.99      No          5.8700%       0.0600%       No
 212.1     GA       30045     Gwinnett
 212.2     GA       30518     Gwinnett
---------------------------------------------------------------------------------------------------------------------------------
  214      CA       92128     San Diego               4,950,000.00      No          5.5300%       0.0200%       No
  217      VA       23220     Richmond City           4,800,000.00      No          5.7600%       0.1200%       No
  218      MI       48227     Wayne                   4,789,925.29      No          6.1800%       0.0200%       No
  220      TX       75228     Dallas                  4,685,498.48      No          5.8500%       0.0200%       No
  228      FL       32405     Bay                     4,500,000.00      No          5.7400%       0.0200%       No
  230      FL       33563     Hillsborough            4,465,823.00      No          5.7500%       0.1000%       No
  231      KS       66205     Johnson                 4,450,000.00      No          5.7700%       0.0200%       No
  233      CA       95691     Yolo                    4,386,059.14      No          5.7100%       0.0200%       No
  236      MN       55303     Anoka                   4,339,993.90      No          5.6200%       0.0200%       No
  238      IN       47933     Montgomery              4,264,000.00      No          6.1230%       0.0200%       No
  239      GA       30096     Gwinnett                4,260,000.00      No          6.1900%       0.0200%       Yes      05/01/14
  242      MO       64138     Jackson                 4,237,207.43      No          5.9800%       0.0200%       No
  244      MA       02459     Middlesex               4,200,000.00      No          5.7200%       0.0200%       No
  249      TX       75254     Dallas                  4,044,568.55      No          5.9100%       0.0200%       No
  253      FL       33815     Polk                    4,000,000.00      No          5.9200%       0.0200%       No
  254      VA       20109     Prince William          4,000,000.00      No          5.6350%       0.0800%       No
  256      NV       89141     Clark                   3,994,774.62      No          6.1700%       0.0200%       No
  257      TX       76110     Tarrant                 3,990,859.07      No          5.6600%       0.0200%       No
  258      TN       38103     Shelby                  3,951,000.00      No          5.7100%       0.0700%       No
  259      NY       14623     Monroe                  3,858,155.95      No          6.2740%       0.0200%       No
  260      MI       48509     Genesee                 3,791,443.15      No          5.7500%       0.0200%       No
  262      NC       27405     Guilford                3,691,790.19      No          5.8400%       0.0600%       No
  263      OH       45242     Hamilton                3,682,657.08      No          5.6300%       0.0200%       No
  264      NC       28806     Buncombe                3,642,045.58      No          5.9500%       0.0200%       No
  267      MI       48116     Livingston              3,600,000.00      No          5.6500%       0.0700%       No
---------------------------------------------------------------------------------------------------------------------------------
  270      SC      Various    Various                 3,488,969.32      No          5.7800%       0.0200%       No
 270.1     SC       29483     Berkeley
 270.2     SC       29842     Aiken
---------------------------------------------------------------------------------------------------------------------------------
  271      CA       90620     Orange                  3,488,889.72      No          5.7000%       0.0200%       No
  272      SC       29118     Orangeburg              3,483,804.41      No          5.7500%       0.1000%       No
  273      WI       53188     Waukesha                3,420,000.00      No          5.7500%       0.0700%       No
  276      CO       80424     Summit                  3,339,613.07      No          5.9000%       0.0200%       No
  277      GA       31069     Houston                 3,320,000.00      No          5.8600%       0.0200%       No
  278      ME       04107     Cumberland              3,300,000.00      No          5.6700%       0.0200%       No
  280      SC       29118     Orangeburg              3,284,729.86      No          5.7500%       0.1000%       No
  281      VA       23185     James City              3,237,578.54      No          6.2500%       0.1200%       No
  283      UT       84047     Salt Lake               3,195,717.27      No          5.9300%       0.0200%       No
  285      TN       37303     McMinn                  3,140,243.92      No          5.8300%       0.0800%       No
  287      AZ       85213     Maricopa                3,070,000.00      No          5.8400%       0.0700%       No
  289      IL       60440     Will                    3,020,000.00      No          6.0400%       0.0200%       No
  291      IL       60188     Dupage                  2,993,255.64      No          5.7600%       0.0700%       No
  292      MI       49201     Jackson                 2,993,244.59      No          5.7500%       0.0200%       No
  294      CA       92101     San Diego               2,990,952.71      No          5.9700%       0.0200%       No
  297      IN       47408     Monroe                  2,940,408.75      No          6.0800%       0.0200%       No
  298      WA       98134     King                    2,900,000.00      No          5.8400%       0.0800%       No
  300      IN       46804     Allen                   2,846,235.72      No          6.0600%       0.0200%       No
  302      NC       28372     Robeson                 2,793,746.35      No          5.8000%       0.0200%       No
  304      FL       32408     Bay                     2,713,696.22      No          6.3800%       0.0200%       No
  305      MI       48316     Macomb                  2,694,096.64      No          5.9300%       0.0200%       No
  306      CA       91766     Los Angeles             2,646,420.37      No          5.8400%       0.1200%       No
  307      FL       34208     Manatee                 2,646,416.66      No          5.8300%       0.0200%       No
  308      TN       37027     Williamson              2,635,000.00      No          5.8500%       0.1000%       No
  309      NC       28001     Stanly                  2,596,579.70      No          6.1000%       0.0200%       No
  310      CA       92614     Orange                  2,574,294.02      No          5.8600%       0.0200%       No
  312      NV       89119     Clark                   2,544,387.99      No          5.8900%       0.0200%       No
  313      CA       90670     Los Angeles             2,500,000.00      No          5.7900%       0.0200%       No
  314      NC       28306     Cumberland              2,494,675.04      No          6.0900%       0.0200%       No
  315      WI       53189     Waukesha                2,445,000.00      No          5.6700%       0.0200%       No
  316      PA       18702     Luzerne                 2,394,970.85      No          6.1900%       0.0200%       No
  317      IL       60632     Cook                    2,386,859.09      No          6.1100%       0.0200%       No
  318      SC       29615     Greenville              2,350,000.00      No          6.1900%       0.0200%       No
  321      OH       43230     Franklin                2,300,000.00      No          5.9500%       0.0200%       No
  322      TX       76522     Coryell                 2,300,000.00      No          5.8600%       0.0200%       No
  324      NV       89706     Lyon                    2,295,012.16      No          5.9800%       0.0200%       No
  326      NC       27530     Wayne                   2,200,000.00      No          5.7100%       0.0200%       No
  327      FL       32714     Seminole                2,197,049.59      No          5.9100%       0.0200%       No
  328      WA       98201     Snohomish               2,197,022.07      No          5.8200%       0.0200%       No
  331      MI       48912     Ingham                  2,141,575.54      No          6.1200%       0.0200%       No
  332      CA       92111     San Diego               2,107,000.00      No          5.7000%       0.0700%       No
  333      NC       27834     Pitt                    2,095,347.99      No          5.8500%       0.0200%       No
  334      NC       28604     Avery                   2,050,000.00      No          5.8800%       0.1000%       No
  335      AL       36867     Russell                 2,050,000.00      No          6.0000%       0.0500%       No
  336      TX       77478     Fort Bend               2,018,927.92      No          6.0000%       0.0200%       No
  337      CA       90069     Los Angeles             2,000,000.00      No          5.7600%       0.0200%       No
  338      WV       24986     Greenbrier              2,000,000.00      No          5.8000%       0.0200%       No
  339      CA       95122     Santa Clara             2,000,000.00      No          5.7500%       0.0200%       No
  340      AZ       85746     Pima                    2,000,000.00      No          5.6700%       0.0200%       No
  341      CA       92870     Orange                  2,000,000.00      No          5.8800%       0.0700%       No
  344      FL       33573     Hillsborough            1,945,750.39      No          5.9500%       0.1200%       No
  346      FL       34203     Manatee                 1,920,000.00      No          6.0100%       0.0200%       No
  347      AZ       85301     Maricopa                1,894,115.38      No          5.8300%       0.1200%       No
  348      MI       49456     Ottawa                  1,884,079.38      No          5.7700%       0.0200%       No
  350      IN       46240     Marion                  1,800,000.00      No          6.1600%       0.0800%       No
  351      KS       66062     Johnson                 1,796,012.56      No          5.8500%       0.0800%       No
  352      MI       49038     Berrien                 1,789,376.97      No          5.7700%       0.0200%       No
  354      CA       92870     Orange                  1,650,000.00      No          5.8800%       0.0700%       No
  355      AL       35040     Shelby                  1,646,553.73      No          6.2100%       0.0200%       No
  356      SC       29681     Greenville              1,646,247.85      No          5.6900%       0.0200%       No
  357      NY       14604     Monroe                  1,600,000.00      No          5.9600%       0.0200%       No
  359      AL       36869     Russell                 1,540,446.27      No          6.0900%       0.0200%       No
  360      GA       31419     Chatham                 1,518,026.10      No          6.2300%       0.0200%       No
  361      TX       77057     Harris                  1,493,122.21      No          6.2800%       0.0200%       No
  362      TX       78721     Travis                  1,460,000.00      No          5.9700%       0.1200%       No
  363      CO       80503     Boulder                 1,445,498.05      No          5.8900%       0.0200%       No
  364      NC       28513     Pitt                    1,391,537.15      No          6.5100%       0.0200%       No
  365      GA       30005     Fulton                  1,386,682.74      No          5.9900%       0.0800%       No
  368      CA       92870     Orange                  1,275,000.00      No          5.8800%       0.0700%       No
---------------------------------------------------------------------------------------------------------------------------------
  369      NY      Various    Ontario                 1,248,401.86      No          6.3900%       0.0200%       No
 369.1     NY       14432     Ontario
 369.2     NY       14504     Ontario
---------------------------------------------------------------------------------------------------------------------------------
  370      CA       92373     San Bernardino          1,247,302.48      No          6.0100%       0.0200%       No
  371      FL       33023     Broward                 1,246,349.76      No          6.3400%       0.0200%       No
  372      AL       35205     Jefferson               1,246,134.82      No          5.9200%       0.1450%       No
  373      NY       13340     Herkimer                1,236,366.17      No          6.1200%       0.0200%       No
  374      FL       32304     Leon                    1,200,000.00      No          5.9100%       0.1450%       No
  375      VA       23451     Virginia Beach City     1,198,133.18      No          6.2000%       0.0200%       No
  376      DE       19947     Sussex                  1,142,375.21      No          5.8600%       0.0200%       No
  377      TX       77034     Harris                  1,110,196.89      No          6.0600%       0.0200%       No
  378      OH       43228     Franklin                1,106,614.14      No          6.0200%       0.0200%       No
  380      UT       84302     Box Elder               1,097,691.21      No          6.1800%       0.0200%       No

                                         INTEREST                                                          PERIODIC
                                          RESERVE                                                         PAYMENT ON      ORIGINAL
                                         MORTGAGE                                                         FIRST DUE       TERM TO
 LOAN    ADDITIONAL INTEREST RATE          LOAN                                             STATED        DATE AFTER     MATURITY /
NUMBER         AFTER ARD                 (YES/NO)?       LOAN TYPE        GRACE PERIOD   MATURITY DATE     CLOSING      ARD (MONTHS)
------------------------------------------------------------------------------------------------------------------------------------

   2                                        Yes        Interest Only        (Note 1)       09/01/11      1,949,134.47        60
  2.1
  2.2
  2.3
  2.4
------------------------------------------------------------------------------------------------------------------------------------
   4                                        Yes        Interest Only           0           01/01/17        688,027.78       120
   5                                        Yes        Interest Only           0           01/01/17        635,413.89       120
------------------------------------------------------------------------------------------------------------------------------------
   19                                       Yes      Partial IO/Balloon        5           02/01/17        372,000.00       120
  19.1
  19.2
  19.3
  19.4
  19.5
  19.6
  19.7
  19.8
  19.9
 19.10
 19.11
 19.12
------------------------------------------------------------------------------------------------------------------------------------
   20                                       Yes        Interest Only           5           01/01/17        300,570.83       120
   39                                       Yes           Balloon              5           02/01/17        187,826.53       120
   49                                       Yes      Partial IO/Balloon        5           01/01/17        126,152.78       120
   50                                       Yes      Partial IO/Balloon        5           02/01/17        119,263.89       120
   56                                       Yes      Partial IO/Balloon        5           01/01/17         99,427.33       120
   66                                       Yes      Partial IO/Balloon        5           02/01/16         84,169.31       120
   71                                       Yes      Partial IO/Balloon        5           01/01/17         86,743.62       120
   83                                       Yes      Partial IO/Balloon        5           07/01/13         78,843.33        84
------------------------------------------------------------------------------------------------------------------------------------
   84                                       Yes      Partial IO/Balloon        5           12/01/16         69,755.17       120
  84.1
  84.2
  84.3
------------------------------------------------------------------------------------------------------------------------------------
   89                                       Yes           Balloon              5           01/01/17         76,692.32       120
  89.1
  89.2
  89.3
  89.4
  89.5
  89.6
  89.7
  89.8
  89.9
 89.10
 89.11
------------------------------------------------------------------------------------------------------------------------------------
   91                                       Yes           Balloon              5           02/01/17         73,902.28       120
   97                                       Yes      Partial IO/Balloon        5           02/01/17         57,215.67       120
------------------------------------------------------------------------------------------------------------------------------------
  104                                       Yes           Balloon              5           01/01/17         65,029.99       120
 104.1
 104.2
 104.3
 104.4
------------------------------------------------------------------------------------------------------------------------------------
  105                                       Yes      Partial IO/Balloon        5           02/01/17         51,266.25       120
  108                                       Yes           Balloon              5           02/01/17         61,075.19       120
  112                                       Yes      Partial IO/Balloon        5           02/01/17         51,218.03       120
  113                                       Yes      Partial IO/Balloon        5           12/01/16         52,939.71       120
  115                                       Yes      Partial IO/Balloon        5           02/01/17         47,619.44       120
  116                                       Yes      Partial IO/Balloon        5           01/01/17         48,136.11       120
  117                                       Yes        Interest Only           5           01/01/17         47,705.56       120
------------------------------------------------------------------------------------------------------------------------------------
  119                                       Yes           Balloon              5           03/01/17         41,564.36       120
  120                                       Yes           Balloon              5           03/01/17         17,621.70       120
------------------------------------------------------------------------------------------------------------------------------------
  127                                       Yes           Balloon              5           12/01/16         68,301.95       120
 127.1
 127.2
 127.3
 127.4
 127.5
 127.6
 127.7
 127.8
 127.9
------------------------------------------------------------------------------------------------------------------------------------
  129                                       Yes      Partial IO/Balloon        5           03/01/17         44,796.94       120
  130                                       Yes      Partial IO/Balloon        5           09/01/16         48,144.29       120
  131                                       Yes        Interest Only           5           02/01/12         45,772.53        60
  136                                       Yes           Balloon              5           02/01/17         57,020.67       120
  144                                       Yes      Partial IO/Balloon        5           01/01/17         39,711.00       120
  145                                       Yes        Interest Only           5           12/01/13         40,000.33        84
  146                                       Yes      Partial IO/Balloon        5           05/01/16         41,775.51       120
  147                                       Yes      Partial IO/Balloon        5           02/01/17         41,453.89       120
------------------------------------------------------------------------------------------------------------------------------------
  154                                       Yes           Balloon              5           12/01/16         50,715.98       120
 154.1
 154.2
 154.3
------------------------------------------------------------------------------------------------------------------------------------
  157                                       Yes      Partial IO/Balloon        5           01/01/17         39,915.94       120
  159                                       Yes           Balloon              5           01/01/12         45,327.19        60
  160                                       Yes           Balloon              5           02/01/17         48,318.57       120
------------------------------------------------------------------------------------------------------------------------------------
  162                                       Yes      Partial IO/Balloon        5           02/01/17         39,060.00       120
 162.1
 162.2
------------------------------------------------------------------------------------------------------------------------------------
  169                                       Yes      Partial IO/Balloon        5           02/01/17         34,840.56       120
  170                                       Yes      Partial IO/Balloon        5           02/01/17         36,226.94       120
  178                                       Yes           Balloon              5           09/01/16         45,320.55       120
  183                                       Yes      Partial IO/Balloon        5           02/01/17         30,991.39       120
  187                                       Yes        Interest Only           5           01/01/17         29,501.67       120
  189                                       Yes           Balloon              5           01/01/17         34,618.43       120
  190                                       Yes      Partial IO/Balloon        5           02/01/17         29,744.72       120
  192                                       Yes        Interest Only           5           01/01/17         27,732.08       120
  194                                       Yes           Balloon              5           01/01/17         33,287.35       120
  195                                       Yes           Balloon              5           02/01/17         35,335.78       120
  203                                       Yes      Partial IO/Balloon        5           03/01/17         26,598.00       120
  204                                       Yes           Balloon              5           02/01/17         36,182.56       120
  209                                       Yes           Balloon              5           01/01/17         29,926.34       120
  211                                       Yes      Partial IO/Balloon        5           01/01/17         25,747.22       120
------------------------------------------------------------------------------------------------------------------------------------
  212                                       Yes           Balloon              5           01/01/17         29,560.91       120
 212.1
 212.2
------------------------------------------------------------------------------------------------------------------------------------
  214                                       Yes        Interest Only           5           01/01/17         23,571.63       120
  217                                       Yes      Partial IO/Balloon        7           01/01/17         23,808.00       120
  218                                       Yes           Balloon              5           01/01/17         29,336.24       120
  220                                       Yes           Balloon              5           12/01/16         27,727.22       120
  228                                       Yes      Partial IO/Balloon        5           01/01/17         22,242.50       120
  230                                       Yes           Balloon              5           01/01/17         28,183.97       120
  231                                       Yes      Partial IO/Balloon        5           01/01/17         22,110.32       120
  233                                       Yes           Balloon              5           12/01/16         25,565.51       120
  236                                       Yes           Balloon              5           01/01/17         25,027.32       120
  238                                       Yes      Partial IO/Balloon        5           10/01/16         22,482.30       120
  239    2% plus initial interest rate      Yes      Interest Only/ARD         5           11/01/36         22,706.98        90
  242                                       Yes           Balloon              5           12/01/16         25,426.27       120
  244                                       Yes        Interest Only           5           02/01/17         20,687.33       120
  249                                       Yes           Balloon              5           02/01/17         24,047.95       120
  253                                       Yes        Interest Only           5           12/01/13         20,391.11        84
  254                                       Yes        Interest Only           7           01/01/17         19,409.44       120
  256                                       Yes           Balloon              5           02/01/17         24,420.94       120
  257                                       Yes           Balloon              5           01/01/17         23,114.72       120
  258                                       Yes      Partial IO/Balloon        5           01/01/17         19,426.85       120
  259                                       Yes           Balloon              5           07/01/16         25,784.99       120
  260                                       Yes           Balloon              5           01/01/17         22,175.77       120
  262                                       Yes           Balloon              5           01/01/17         21,804.20       120
  263                                       Yes           Balloon              5           01/01/17         25,724.26       120
  264                                       Yes           Balloon              5           01/01/17         21,766.40       120
  267                                       Yes      Partial IO/Balloon        5           01/01/17         17,515.00       120
------------------------------------------------------------------------------------------------------------------------------------
  270                                       Yes           Balloon              5           01/01/17         22,082.22       120
 270.1
 270.2
------------------------------------------------------------------------------------------------------------------------------------
  271                                       Yes           Balloon              5           12/01/16         20,314.01       120
  272                                       Yes           Balloon              7           01/01/17         24,572.92       120
  273                                       Yes      Partial IO/Balloon        5           12/01/16         16,933.75       120
  276                                       Yes           Balloon              5           01/01/17         21,379.78       120
  277                                       Yes      Partial IO/Balloon        5           11/01/13         16,753.09        84
  278                                       Yes      Partial IO/Balloon        5           02/01/17         16,112.25       120
  280                                       Yes           Balloon              7           01/01/17         23,168.76       120
  281                                       Yes           Balloon              7           11/01/16         20,010.81       120
  283                                       Yes           Balloon              5           02/01/17         19,041.84       120
  285                                       Yes           Balloon              5           12/01/16         18,542.94       120
  287                                       Yes      Partial IO/Balloon        5           01/01/17         15,438.69       120
  289                                       Yes      Partial IO/Balloon        5           10/01/16         15,707.36       120
  291                                       Yes           Balloon              5           01/01/17         17,526.25       120
  292                                       Yes           Balloon              5           01/01/17         17,507.19       120
  294                                       Yes           Balloon              5           12/01/16         17,928.69       120
  297                                       Yes           Balloon              5           08/01/16         17,899.22       120
  298                                       Yes      Partial IO/Balloon        5           01/01/17         14,583.78       120
  300                                       Yes           Balloon              5           02/01/17         17,197.28       120
  302                                       Yes           Balloon              5           01/01/17         16,429.09       120
  304                                       Yes           Balloon              5           05/01/16         18,362.52       120
  305                                       Yes           Balloon              5           01/01/17         16,066.55       120
  306                                       Yes           Balloon              5           02/01/17         15,616.52       120
  307                                       Yes           Balloon              5           02/01/17         15,599.62       120
  308                                       Yes      Partial IO/Balloon        5           01/01/17         13,273.81       120
  309                                       Yes           Balloon              5           02/01/17         15,755.86       120
  310                                       Yes           Balloon              5           01/01/17         15,236.95       120
  312                                       Yes           Balloon              5           01/01/17         15,108.67       120
  313                                       Yes      Partial IO/Balloon        5           01/01/17         12,464.58       120
  314                                       Yes           Balloon              5           01/01/17         15,133.73       120
  315                                       Yes      Partial IO/Balloon        5           02/01/17         11,937.71       120
  316                                       Yes           Balloon              5           01/01/12         14,683.69        60
  317                                       Yes           Balloon              5           02/01/17         14,498.72       120
  318                                       Yes           Balloon              5           03/01/17         17,094.73       120
  321                                       Yes      Partial IO/Balloon        5           12/01/16         11,784.31       120
  322                                       Yes      Partial IO/Balloon        5           02/01/17         11,606.06       120
  324                                       Yes           Balloon              5           01/01/17         13,760.10       120
  326                                       Yes      Partial IO/Balloon        5           01/01/17         10,817.28       120
  327                                       Yes           Balloon              5           02/01/17         13,063.08       120
  328                                       Yes           Balloon              5           02/01/17         12,936.60       120
  331                                       Yes           Balloon              5           11/01/16         13,056.68       120
  332                                       Yes      Partial IO/Balloon        5           01/01/17         10,341.86       120
  333                                       Yes           Balloon              5           01/01/17         12,388.76       120
  334                                       Yes      Partial IO/Balloon        5           01/01/17         10,379.83       120
  335                                       Yes           Balloon              5           03/01/17         12,290.79       120
  336                                       Yes           Balloon              5           12/01/16         12,140.90       120
  337                                       Yes      Partial IO/Balloon        5           01/01/17          9,920.00       120
  338                                       Yes      Partial IO/Balloon        5           01/01/17          9,988.89       120
  339                                       Yes      Partial IO/Balloon        5           03/01/17          9,902.78       120
  340                                       Yes      Partial IO/Balloon        5           01/01/17          9,765.00       120
  341                                       Yes      Partial IO/Balloon        5           01/01/17         10,126.67       120
  344                                       Yes           Balloon              5           01/01/17         11,628.62       120
  346                                       Yes      Partial IO/Balloon        5           12/01/16          9,936.53       120
  347                                       Yes           Balloon              5           12/01/16         11,184.63       120
  348                                       Yes           Balloon              5           12/01/16         11,053.55       120
  350                                       Yes      Partial IO/Balloon        5           12/01/16          9,548.00       120
  351                                       Yes           Balloon              5           01/01/17         10,618.94       120
  352                                       Yes           Balloon              5           12/01/16         10,497.95       120
  354                                       Yes      Partial IO/Balloon        5           01/01/17          8,354.50       120
  355                                       Yes           Balloon              5           01/01/17         10,116.45       120
  356                                       Yes           Balloon              5           01/01/17          9,566.15       120
  357                                       Yes      Partial IO/Balloon        5           01/01/17          8,211.56       120
  359                                       Yes           Balloon              5           12/01/16          9,352.64       120
  360                                       Yes           Balloon              5           02/01/14          9,339.14        84
  361                                       Yes           Balloon              5           10/01/16          9,265.05       120
  362                                       Yes      Partial IO/Balloon        5           01/01/17          7,505.62       120
  363                                       Yes           Balloon              5           01/01/17          9,245.11       120
  364                                       Yes           Balloon              5           08/01/16          8,858.16       120
  365                                       Yes           Balloon              5           05/01/16          8,384.71       120
  368                                       Yes      Partial IO/Balloon        5           01/01/17          6,455.75       120
------------------------------------------------------------------------------------------------------------------------------------
  369                                       Yes           Balloon              5           02/01/17          7,810.64       120
 369.1
 369.2
------------------------------------------------------------------------------------------------------------------------------------
  370                                       Yes           Balloon              5           01/01/17          7,502.42       120
  371                                       Yes           Balloon              5           01/01/17          8,315.54       120
  372                                       Yes           Balloon              5           01/01/17          7,992.75       120
  373                                       Yes           Balloon              5           12/01/16          7,530.36       120
  374                                       Yes      Partial IO/Balloon        5           12/01/16          6,107.00       120
  375                                       Yes           Balloon              7           01/01/17          7,353.58       120
  376                                       Yes           Balloon              5           12/01/16          8,146.35       120
  377                                       Yes           Balloon              5           12/01/16          7,224.91       120
  378                                       Yes           Balloon              5           01/01/17          7,165.32       120
  380                                       Yes           Balloon              5           01/01/17          6,722.89       120

                           STATED          STATED
          REMAINING       ORIGINAL        REMAINING
           TERM TO      AMORTIZATION    AMORTIZATION    DEFEASANCE
 LOAN     MATURITY /        TERM            TERM           LOAN                                       PROPERTY    PROPERTY
NUMBER   ARD (MONTHS)     (MONTHS)        (MONTHS)      (YES/NO)?         BORROWER'S INTEREST           SIZE      SIZE TYPE
---------------------------------------------------------------------------------------------------------------------------

   2          54        Interest Only   Interest Only       Yes      Fee in Part, Leasehold in Part   1,989,759      SF
  2.1                                                                          Fee Simple             1,606,435      SF
  2.2                                                                          Fee Simple               199,362      SF
  2.3                                                                Fee in Part, Leasehold in Part     169,918      SF
  2.4                                                                          Fee Simple                14,044      SF
---------------------------------------------------------------------------------------------------------------------------
   4         118        Interest Only   Interest Only       Yes                Fee Simple               453,579      SF
   5         118        Interest Only   Interest Only       Yes                Fee Simple               589,038      SF
---------------------------------------------------------------------------------------------------------------------------
   19        119             360             360            Yes                Fee Simple             2,573,228      SF
  19.1                                                                         Fee Simple               132,708      SF
  19.2                                                                         Fee Simple               153,395      SF
  19.3                                                                         Fee Simple               100,000      SF
  19.4                                                                         Fee Simple               104,000      SF
  19.5                                                                         Fee Simple                60,000      SF
  19.6                                                                         Fee Simple                51,300      SF
  19.7                                                                         Fee Simple                62,880      SF
  19.8                                                                         Fee Simple               199,045      SF
  19.9                                                                         Fee Simple               655,000      SF
 19.10                                                                         Fee Simple               133,500      SF
 19.11                                                                         Fee Simple               621,400      SF
 19.12                                                                         Fee Simple               300,000      SF
---------------------------------------------------------------------------------------------------------------------------
   20        118        Interest Only   Interest Only       Yes                Fee Simple               288,250      SF
   39        119             300             299            Yes                Fee Simple                   331    Rooms
   49        118             300             300            Yes                Fee Simple               112,978      SF
   50        119             360             360            Yes                Fee Simple               185,077      SF
   56        118             360             360            Yes                Fee Simple                 1,804    Units
   66        107             360             360            Yes                Fee Simple                   238    Units
   71        118             360             360            Yes                Fee Simple                88,785      SF
   83         76             360             360            Yes                Fee Simple               279,544      SF
---------------------------------------------------------------------------------------------------------------------------
   84        117             360             360            Yes                Fee Simple               394,983      SF
  84.1                                                                         Fee Simple                45,000      SF
  84.2                                                                         Fee Simple               123,000      SF
  84.3                                                                         Fee Simple               226,983      SF
---------------------------------------------------------------------------------------------------------------------------
   89        118             360             358            Yes      Fee in Part, Leasehold in Part     153,946      SF
  89.1                                                                         Fee Simple                15,400      SF
  89.2                                                                         Fee Simple                11,300      SF
  89.3                                                                         Fee Simple                16,000      SF
  89.4                                                                         Fee Simple                15,365      SF
  89.5                                                                         Fee Simple                 4,513      SF
  89.6                                                                         Fee Simple                22,136      SF
  89.7                                                                         Fee Simple                 4,815      SF
  89.8                                                                         Fee Simple                20,000      SF
  89.9                                                                         Fee Simple                12,150      SF
 89.10                                                                         Leasehold                 25,587      SF
 89.11                                                                         Leasehold                  6,680      SF
---------------------------------------------------------------------------------------------------------------------------
   91        119             360             359            Yes                Fee Simple                   203    Units
   97        119             360             360            Yes                Fee Simple                99,655      SF
---------------------------------------------------------------------------------------------------------------------------
  104        118             300             298            Yes                Fee Simple                   245    Units
 104.1                                                                         Fee Simple                   104    Units
 104.2                                                                         Fee Simple                    59    Units
 104.3                                                                         Fee Simple                    24    Units
 104.4                                                                         Fee Simple                    58    Units
---------------------------------------------------------------------------------------------------------------------------
  105        119             360             360            Yes                Fee Simple                61,364      SF
  108        119             360             359            Yes                Fee Simple               109,637      SF
  112        119             360             360            Yes                Fee Simple                   178    Units
  113        117             360             360            Yes                Fee Simple               124,037      SF
  115        119             360             360            Yes                Fee Simple                45,497      SF
  116        118             360             360            Yes                Fee Simple                29,467      SF
  117        118        Interest Only   Interest Only   Yes (Note 3)           Fee Simple               103,849      SF
---------------------------------------------------------------------------------------------------------------------------
  119        120             360             360            Yes                Fee Simple               138,315      SF
  120        120             360             360            Yes                Fee Simple                42,540      SF
---------------------------------------------------------------------------------------------------------------------------
  127        117             240             237            Yes                Fee Simple               298,643      SF
 127.1                                                                         Fee Simple               105,000      SF
 127.2                                                                         Fee Simple                 9,461      SF
 127.3                                                                         Fee Simple                48,230      SF
 127.4                                                                         Fee Simple                 8,286      SF
 127.5                                                                         Fee Simple                28,233      SF
 127.6                                                                         Fee Simple                10,650      SF
 127.7                                                                         Fee Simple                53,822      SF
 127.8                                                                         Fee Simple                 8,250      SF
 127.9                                                                         Fee Simple                26,711      SF
---------------------------------------------------------------------------------------------------------------------------
  129        120             360             360            Yes                Fee Simple                   112    Units
  130        114             360             360            Yes                Fee Simple                96,756      SF
  131         59        Interest Only   Interest Only       Yes                Fee Simple                   284    Units
  136        119             300             299            Yes                Fee Simple                    95    Rooms
  144        118             360             360            Yes                Fee Simple                   150    Units
  145         81        Interest Only   Interest Only        No                Fee Simple                   536    Units
  146        110             336             336            Yes                Fee Simple                   241    Units
  147        119             360             360             No                Fee Simple                23,764      SF
---------------------------------------------------------------------------------------------------------------------------
  154        117             300             297            Yes                Fee Simple               229,755      SF
 154.1                                                                         Fee Simple                86,985      SF
 154.2                                                                         Fee Simple                79,760      SF
 154.3                                                                         Fee Simple                63,010      SF
---------------------------------------------------------------------------------------------------------------------------
  157        118             336             336            Yes                Fee Simple                68,455      SF
  159         58             360             358            Yes                Fee Simple               106,877      SF
  160        119             300             299            Yes                Fee Simple                41,075      SF
---------------------------------------------------------------------------------------------------------------------------
  162        119             360             360            Yes                Leasehold                 89,933      SF
 162.1                                                                         Leasehold                 47,770      SF
 162.2                                                                         Leasehold                 42,163      SF
---------------------------------------------------------------------------------------------------------------------------
  169        119             360             360            Yes                Fee Simple                88,213      SF
  170        119             360             360            Yes                Fee Simple                   120    Units
  178        114             300             294            Yes                Fee Simple                   100    Rooms
  183        119             300             300            Yes                Fee Simple                   113    Units
  187        118        Interest Only   Interest Only       Yes                Fee Simple                30,235      SF
  189        118             360             358            Yes                Fee Simple               207,600      SF
  190        119             360             360            Yes                Fee Simple                47,803      SF
  192        118        Interest Only   Interest Only       Yes                Leasehold                 10,743      SF
  194        118             360             358            Yes                Fee Simple                   303    Units
  195        119             300             299            Yes                Fee Simple                    93    Rooms
  203        120             360             360             No                Fee Simple                66,229      SF
  204        119             240             239            Yes                Fee Simple                    89    Rooms
  209        118             360             358             No                Fee Simple                14,550      SF
  211        118             360             360            Yes                Fee Simple                   480    Units
---------------------------------------------------------------------------------------------------------------------------
  212        118             360             358            Yes                Fee Simple               176,040      SF
 212.1                                                                         Fee Simple                74,900      SF
 212.2                                                                         Fee Simple               101,140      SF
---------------------------------------------------------------------------------------------------------------------------
  214        118        Interest Only   Interest Only       Yes                Fee Simple                33,857      SF
  217        118             360             360             No                Fee Simple                58,767      SF
  218        118             360             358            Yes                Fee Simple                42,154      SF
  220        117             360             357            Yes                Fee Simple                55,226      SF
  228        118             240             240            Yes                Fee Simple               122,885      SF
  230        118             300             298            Yes                Fee Simple                    61    Rooms
  231        118             360             360             No                Fee Simple                39,435      SF
  233        117             360             357            Yes                Fee Simple                22,198      SF
  236        118             360             358            Yes                Fee Simple                   101    Units
  238        115             360             360            Yes                Fee Simple                29,450      SF
  239         86        Interest Only   Interest Only       Yes                Fee Simple                56,903      SF
  242        117             360             357            Yes                Fee Simple                   149    Units
  244        119        Interest Only   Interest Only       Yes                Fee Simple                32,688      SF
  249        119             360             359            Yes                Fee Simple                67,670      SF
  253         81        Interest Only   Interest Only        No                Fee Simple                   365    Units
  254        118        Interest Only   Interest Only       Yes                Fee Simple                15,460      SF
  256        119             360             359            Yes                Fee Simple                21,297      SF
  257        118             360             358            Yes                Fee Simple                13,905      SF
  258        118             360             360            Yes                Fee Simple                37,229      SF
  259        112             300             292            Yes                Fee Simple                49,609      SF
  260        118             360             358            Yes                Fee Simple                   390    Units
  262        118             360             358            Yes                Fee Simple                98,170      SF
  263        118             240             238            Yes                Fee Simple                20,797      SF
  264        118             360             358            Yes                Fee Simple                    62    Units
  267        118             360             360            Yes                Fee Simple                37,604      SF
---------------------------------------------------------------------------------------------------------------------------
  270        118             300             298            Yes                Fee Simple                20,935      SF
 270.1                                                                         Fee Simple                10,880      SF
 270.2                                                                         Fee Simple                10,055      SF
---------------------------------------------------------------------------------------------------------------------------
  271        117             360             357             No                Fee Simple                34,280      SF
  272        118             240             238            Yes                Fee Simple                    69    Rooms
  273        117             360             360            Yes                Fee Simple                31,063      SF
  276        118             300             298             No                Fee Simple                41,920      SF
  277         80             360             360            Yes                Fee Simple                    88    Units
  278        119             360             360            Yes                Fee Simple                    54    Units
  280        118             240             238            Yes                Fee Simple                    65    Rooms
  281        116             360             356             No                Fee Simple                   123    Units
  283        119             360             359            Yes                Fee Simple                58,200      SF
  285        117             360             357            Yes                Fee Simple                98,925      SF
  287        118             360             360            Yes                Fee Simple                20,525      SF
  289        115             360             360            Yes                Fee Simple                47,087      SF
  291        118             360             358             No                Fee Simple                25,876      SF
  292        118             360             358            Yes                Fee Simple                   299    Units
  294        117             360             357             No                Fee Simple                20,000      SF
  297        113             360             353            Yes                Fee Simple                    75    Units
  298        118             360             360            Yes                Fee Simple                49,102      SF
  300        119             360             359            Yes                Fee Simple                16,750      SF
  302        118             360             358            Yes                Fee Simple                21,500      SF
  304        110             300             290            Yes                Fee Simple                27,000      SF
  305        118             360             358            Yes                Fee Simple                19,525      SF
  306        119             360             359            Yes                Fee Simple                 9,982      SF
  307        119             360             359            Yes                Fee Simple                22,078      SF
  308        118             360             360             No                Fee Simple                22,558      SF
  309        119             360             359            Yes                Fee Simple                94,037      SF
  310        118             360             358             No                Fee Simple                58,000      SF
  312        118             360             358            Yes                Fee Simple                28,000      SF
  313        118             360             360            Yes                Fee Simple                30,861      SF
  314        118             360             358            Yes                Fee Simple                55,150      SF
  315        119             360             360            Yes                Fee Simple                19,258      SF
  316         58             360             358            Yes                Fee Simple                55,660      SF
  317        119             360             359            Yes                Fee Simple                 3,000      SF
  318        120             240             240            Yes                Fee Simple                 6,000      SF
  321        117             360             360            Yes                Leasehold                 14,072      SF
  322        119             360             360            Yes                Fee Simple                51,550      SF
  324        118             360             358            Yes                Fee Simple                86,450      SF
  326        118             360             360             No                Fee Simple                44,015      SF
  327        119             360             359            Yes                Fee Simple                22,128      SF
  328        119             360             359             No                Leasehold                 19,271      SF
  331        116             360             356             No                Fee Simple                    63    Units
  332        118             360             360            Yes                Fee Simple                16,500      SF
  333        118             360             358            Yes                Fee Simple                    70    Units
  334        118             360             360            Yes                Fee Simple                    16    Acres
  335        120             360             360            Yes                Fee Simple                53,542      SF
  336        117             360             357            Yes                Fee Simple                12,968      SF
  337        118             360             360            Yes                Fee Simple                 3,710      SF
  338        118             360             360            Yes                Fee Simple                44,899      SF
  339        120             360             360             No                Fee Simple                15,305      SF
  340        118             360             360            Yes                Fee Simple                51,735      SF
  341        118             360             360             No                Fee Simple                 9,096      SF
  344        118             360             358            Yes                Fee Simple                11,276      SF
  346        117             360             360             No                Fee Simple                    88    Units
  347        117             360             357             No                Fee Simple                   160    Units
  348        117             360             357             No                Fee Simple                11,060      SF
  350        117             360             360            Yes                Fee Simple                 5,180      SF
  351        118             360             358            Yes                Fee Simple                14,960      SF
  352        117             360             357             No                Fee Simple                11,060      SF
  354        118             360             360             No                Fee Simple                 9,500      SF
  355        118             360             358            Yes                Fee Simple                48,275      SF
  356        118             360             358            Yes                Fee Simple                14,000      SF
  357        118             360             360            Yes                Fee Simple                32,448      SF
  359        117             360             357            Yes                Fee Simple                24,882      SF
  360         83             360             359            Yes                Fee Simple                40,895      SF
  361        115             360             355            Yes                Fee Simple                    40    Units
  362        118             360             360             No                Fee Simple                35,117      SF
  363        118             300             298            Yes                Fee Simple                32,635      SF
  364        113             360             353            Yes                Fee Simple                    32    Units
  365        110             360             350            Yes                Fee Simple                10,220      SF
  368        118             360             360             No                Fee Simple                 5,600      SF
---------------------------------------------------------------------------------------------------------------------------
  369        119             360             359            Yes                Fee Simple                27,475      SF
 369.1                                                                         Fee Simple                13,725      SF
 369.2                                                                         Fee Simple                13,750      SF
---------------------------------------------------------------------------------------------------------------------------
  370        118             360             358            Yes                Fee Simple                52,719      SF
  371        118             300             298            Yes                Fee Simple                 6,815      SF
  372        118             300             298            Yes                Fee Simple                15,236      SF
  373        117             360             357            Yes                Fee Simple                27,550      SF
  374        117             360             360            Yes                Fee Simple                    24    Units
  375        118             360             358            Yes                Fee Simple                 9,586      SF
  376        117             240             237            Yes                Fee Simple                41,800      SF
  377        117             300             297            Yes                Fee Simple                11,500      SF
  378        118             300             298            Yes                Fee Simple                 7,000      SF
  380        118             360             358            Yes                Fee Simple                58,515      SF

                                                ESCROWED
                      ESCROWED                 REPLACEMENT
                     ANNUAL REAL   ESCROWED     RESERVES     ESCROWED REPLACEMENT    ESCROWED TI/LC
 LOAN     LOCKBOX      ESTATE       ANNUAL       INITIAL       RESERVES CURRENT     RESERVES INITIAL
NUMBER   (YES/NO)?      TAXES      INSURANCE     DEPOSIT        ANNUAL DEPOSIT          DEPOSIT
----------------------------------------------------------------------------------------------------

   2        Yes          No          No                0                 0                   0
  2.1
  2.2
  2.3
  2.4
----------------------------------------------------------------------------------------------------
   4        Yes          Yes         Yes               0                 0                   0
   5        Yes          Yes         Yes               0                 0                   0
----------------------------------------------------------------------------------------------------
   19       Yes          Yes         Yes               0            65,538                   0
  19.1
  19.2
  19.3
  19.4
  19.5
  19.6
  19.7
  19.8
  19.9
 19.10
 19.11
 19.12
----------------------------------------------------------------------------------------------------
   20       Yes          Yes         Yes               0                 0                   0
   39       No           No          No                0           744,706                 NAP
   49       Yes          Yes         Yes               0            22,596                   0
   50       Yes          No          No                0                 0                   0
   56       No           Yes         Yes               0            90,200                 NAP
   66       No           Yes         Yes               0            59,500                 NAP
   71       No           Yes         Yes               0            13,318             727,863
   83       No           Yes         Yes               0            59,592             117,140
----------------------------------------------------------------------------------------------------
   84       No           Yes         Yes               0            45,292             300,000
  84.1
  84.2
  84.3
----------------------------------------------------------------------------------------------------
   89       No           Yes         Yes               0            22,967                   0
  89.1
  89.2
  89.3
  89.4
  89.5
  89.6
  89.7
  89.8
  89.9
 89.10
 89.11
----------------------------------------------------------------------------------------------------
   91       No           No          No                0                 0                 NAP
   97       No           Yes         Yes               0            21,024             250,000
----------------------------------------------------------------------------------------------------
  104       No           Yes         No                0                 0                 NAP
 104.1
 104.2
 104.3
 104.4
----------------------------------------------------------------------------------------------------
  105       No           Yes         Yes               0                 0                   0
  108       No           Yes         Yes               0            16,446                   0
  112       No           Yes         Yes               0            44,500                 NAP
  113       No           Yes         Yes               0            32,166             200,000
  115       No           Yes         Yes               0             9,099                   0
  116       No           Yes         Yes               0             4,420                   0
  117       No           Yes         Yes               0                 0                   0
----------------------------------------------------------------------------------------------------
  119       No           No          No          138,315                 0             415,000
  120       No           No          No                0                 0                   0
----------------------------------------------------------------------------------------------------
  127       No           Yes         Yes               0            44,796             250,000
 127.1
 127.2
 127.3
 127.4
 127.5
 127.6
 127.7
 127.8
 127.9
----------------------------------------------------------------------------------------------------
  129       No           Yes         Yes               0            28,000                 NAP
  130       No           Yes         Yes               0            21,286                   0
  131       No           Yes         Yes               0                 0                 NAP
  136       No           Yes         Yes               0           146,967                 NAP
  144       No           Yes         Yes          39,600            37,500                 NAP
  145       No           No          No                0                 0                 NAP
  146       No           Yes         Yes          50,000            60,250                 NAP
  147       No           Yes         Yes               0             4,753                   0
----------------------------------------------------------------------------------------------------
  154       No           Yes         Yes               0            34,291                 NAP
 154.1
 154.2
 154.3
----------------------------------------------------------------------------------------------------
  157       No           Yes         Yes               0            10,284                   0
  159       No           Yes         Yes               0                 0           2,000,000
  160       No           Yes         Yes               0             8,215                   0
----------------------------------------------------------------------------------------------------
  162       No           No          No                0            11,206                   0
 162.1
 162.2
----------------------------------------------------------------------------------------------------
  169       No           Yes         Yes               0            13,232                   0
  170       No           Yes         Yes               0            30,000                 NAP
  178       No           Yes         Yes               0            82,666                 NAP
  183       No           Yes         Yes               0            28,250                 NAP
  187       No           Yes         No                0             4,535              50,000
  189       No           Yes         Yes               0            20,760                   0
  190       No           Yes         Yes               0            11,744                   0
  192       No           Yes         No                0             1,611                   0
  194       No           Yes         Yes               0            15,150                 NAP
  195       No           Yes         Yes               0            97,708                 NAP
  203       No           Yes         Yes               0           119,208                   0
  204       No           Yes         Yes               0            84,206                 NAP
  209       No           No          No                0                 0                   0
  211       No           Yes         Yes               0            24,000                 NAP
----------------------------------------------------------------------------------------------------
  212       No           Yes         Yes               0            26,685                 NAP
 212.1
 212.2
----------------------------------------------------------------------------------------------------
  214       No           No          No                0                 0                   0
  217       No           Yes         Yes               0            11,753                   0
  218       No           Yes         Yes               0             6,323                   0
  220       No           Yes         Yes               0            17,727                   0
  228       No           No          No                0                 0                 NAP
  230       No           Yes         Yes               0            63,006                 NAP
  231       No           Yes         Yes               0             7,887                   0
  233       No           Yes         Yes               0             3,391                   0
  236       No           Yes         Yes               0                 0                 NAP
  238       No           Yes         Yes               0             5,890                   0
  239    Springing       Yes         No                0             8,535             300,000
  242       No           Yes         Yes               0            37,500                 NAP
  244       No           Yes         Yes               0             6,538                   0
  249       No           Yes         Yes               0                 0                   0
  253       No           Yes         Yes               0                 0                 NAP
  254       Yes          No          No                0                 0                   0
  256       No           Yes         Yes               0                 0                   0
  257       No           No          No                0                 0                   0
  258       No           No          No                0                 0                   0
  259       No           Yes         Yes               0                 0                   0
  260       No           Yes         No                0            19,450                 NAP
  262       No           Yes         Yes               0            21,401                 NAP
  263       No           Yes         Yes               0                 0                   0
  264       No           Yes         Yes               0             9,300                 NAP
  267       No           Yes         Yes               0             7,521                   0
----------------------------------------------------------------------------------------------------
  270       No           No          No                0                 0                   0
 270.1
 270.2
----------------------------------------------------------------------------------------------------
  271       No           Yes         Yes               0             5,478                 NAP
  272       No           Yes         Yes               0            49,771                 NAP
  273       No           Yes         Yes               0             4,659                   0
  276       No           Yes         Yes               0             6,721                   0
  277       No           Yes         Yes               0            22,000                 NAP
  278       No           Yes         Yes               0            13,500                 NAP
  280       No           Yes         Yes               0            87,814                 NAP
  281       No           Yes         Yes               0             6,150                 NAP
  283       No           Yes         Yes               0             8,730                 NAP
  285       No           Yes         Yes               0            14,839                   0
  287       No           Yes         Yes          12,317                 0              37,563
  289       No           Yes         Yes               0             4,709                   0
  291    Springing       No          No                0                 0                   0
  292       No           Yes         No                0            14,950                 NAP
  294       No           Yes         Yes               0             4,000                   0
  297       No           Yes         Yes               0            21,375                 NAP
  298       No           No          No                0            11,176              35,000
  300       No           Yes         Yes               0             2,513                   0
  302       No           Yes         Yes               0                 0                   0
  304       No           Yes         Yes               0             5,400                   0
  305       No           Yes         Yes               0             2,929                   0
  306       No           Yes         Yes               0             1,497                   0
  307       No           Yes         Yes               0             3,312                   0
  308       No           No          No                0                 0                   0
  309       No           Yes         Yes               0            18,525                   0
  310       No           No          No                0                 0                   0
  312       No           Yes         Yes               0                 0                   0
  313       No           Yes         Yes               0             4,629                   0
  314       No           Yes         Yes               0             8,276                 NAP
  315       No           Yes         Yes               0                 0                   0
  316       No           Yes         Yes               0             8,349                 NAP
  317       No           No          No                0                 0                   0
  318       No           No          No                0                 0                   0
  321       No           Yes         Yes               0             2,114                   0
  322       No           Yes         Yes               0             7,740                 NAP
  324       No           Yes         Yes          50,000                 0                 NAP
  326       No           Yes         No                0                 0                   0
  327       No           Yes         Yes               0             4,426              40,000
  328       No           Yes         Yes               0                 0                   0
  331       No           Yes         Yes               0            18,900                 NAP
  332       No           No          No                0             2,475                   0
  333       No           Yes         Yes               0            17,500                 NAP
  334       No           No          No                0                 0                 NAP
  335    Springing       Yes         Yes               0             8,031                   0
  336       No           Yes         Yes               0             1,945              10,000
  337       No           Yes         Yes               0                 0                   0
  338       Yes          Yes         Yes               0             6,735                   0
  339       No           Yes         Yes               0               218                   0
  340       No           Yes         Yes               0             5,184                 NAP
  341       No           Yes         Yes               0             2,820                   0
  344       No           Yes         Yes               0             1,917              20,000
  346       No           Yes         Yes               0             4,450                 NAP
  347       No           Yes         Yes               0                 0                 NAP
  348       No           No          No                0                 0                   0
  350    Springing       Yes         Yes               0                 0                   0
  351       No           Yes         Yes               0                 0                   0
  352       No           No          No                0                 0                   0
  354       No           Yes         Yes               0             2,945                   0
  355       No           Yes         Yes               0             6,124                 NAP
  356       No           Yes         Yes               0             2,100                   0
  357       No           Yes         Yes               0             6,490              50,000
  359    Springing       Yes         Yes               0             4,971                   0
  360       No           Yes         Yes               0             6,134                 NAP
  361       No           Yes         Yes               0            10,440                 NAP
  362       No           Yes         Yes               0             3,533                   0
  363       No           Yes         Yes               0             5,029                 NAP
  364       No           Yes         Yes               0             8,000                 NAP
  365       No           Yes         Yes               0             1,533                   0
  368       No           Yes         Yes               0             1,736                   0
----------------------------------------------------------------------------------------------------
  369       No           Yes         Yes               0             4,122                 NAP
 369.1
 369.2
----------------------------------------------------------------------------------------------------
  370       No           No          No                0                 0                   0
  371       No           Yes         Yes               0             1,022                   0
  372       No           Yes         Yes               0             2,285                   0
  373       No           Yes         Yes               0             4,133                 NAP
  374       No           Yes         Yes               0             8,400                 NAP
  375       No           Yes         Yes               0             1,438                   0
  376       No           No          No                0                 0                 NAP
  377       No           Yes         Yes               0             2,300                   0
  378       No           Yes         Yes               0               700                   0
  380       No           Yes         Yes               0             9,077                 NAP

                              INITIAL
          ESCROWED TI/LC     DEFERRED        INITIAL
 LOAN    RESERVES CURRENT   MAINTENANCE   ENVIRONMENTAL   HOLDBACK           ENVIRONMENTAL
NUMBER    ANNUAL DEPOSIT      DEPOSIT        DEPOSIT       AMOUNT     LOC   INSURANCE POLICY
--------------------------------------------------------------------------------------------

   2                    0             0               0
  2.1
  2.2
  2.3
  2.4
--------------------------------------------------------------------------------------------
   4                    0             0               0
   5                    0             0               0
--------------------------------------------------------------------------------------------
   19              90,793        66,688          16,838
  19.1
  19.2
  19.3
  19.4
  19.5
  19.6
  19.7
  19.8
  19.9
 19.10
 19.11
 19.12
--------------------------------------------------------------------------------------------
   20                   0             0               0
   39                 NAP             0               0
   49              56,489     2,262,634               0
   50                   0             0               0
   56                 NAP             0               0
   66                 NAP         7,500               0
   71              28,411             0               0
   83             200,004             0               0
--------------------------------------------------------------------------------------------
   84                   0       310,188               0
  84.1
  84.2
  84.3
--------------------------------------------------------------------------------------------
   89              61,245             0               0
  89.1
  89.2
  89.3
  89.4
  89.5
  89.6
  89.7
  89.8
  89.9
 89.10
 89.11
--------------------------------------------------------------------------------------------
   91                 NAP             0               0
   97                   0             0               0
--------------------------------------------------------------------------------------------
  104                 NAP             0               0
 104.1                                0
 104.2                                0
 104.3                                0
 104.4                                0
--------------------------------------------------------------------------------------------
  105                   0             0               0
  108              43,855             0               0
  112                 NAP             0               0
  113              74,422             0               0
  115              48,014             0               0
  116              29,467             0               0
  117                   0             0               0
--------------------------------------------------------------------------------------------
  119                   0        77,249               0
  120                   0        19,995               0
--------------------------------------------------------------------------------------------
  127                   0             0               0     200,000
 127.1                                0
 127.2                                0
 127.3                                0
 127.4                                0
 127.5                                0
 127.6                                0
 127.7                                0
 127.8                                0
 127.9                                0
--------------------------------------------------------------------------------------------
  129                 NAP             0               0     450,000
  130              87,080             0               0
  131                 NAP             0               0
  136                 NAP             0               0
  144                 NAP         6,500               0
  145                 NAP        75,000               0
  146                 NAP        15,125               0
  147              26,227             0               0
--------------------------------------------------------------------------------------------
  154                 NAP             0               0
 154.1                                0
 154.2                                0
 154.3                                0
--------------------------------------------------------------------------------------------
  157              27,578             0               0
  159                   0             0               0
  160              41,075             0               0   1,000,000
--------------------------------------------------------------------------------------------
  162                   0                             0
 162.1                                0
 162.2                                0
--------------------------------------------------------------------------------------------
  169              50,281             0               0
  170                 NAP             0               0
  178                 NAP        51,250               0
  183                 NAP         6,000               0
  187              22,500             0               0
  189                   0             0               0
  190              30,543        10,625               0
  192              16,150             0               0
  194                 NAP             0               0
  195                 NAP             0               0
  203                   0        17,650               0
  204                 NAP             0               0
  209                   0             0               0
  211                 NAP             0               0
--------------------------------------------------------------------------------------------
  212                 NAP         2,031               0
 212.1
 212.2
--------------------------------------------------------------------------------------------
  214                   0             0               0
  217              45,389             0               0
  218              30,781             0               0
  220              17,088             0               0
  228                 NAP             0               0
  230                 NAP             0               0
  231              31,548             0               0
  233                   0             0               0
  236                 NAP             0               0
  238                   0             0               0
  239                   0       223,014               0
  242                 NAP        53,625               0
  244                   0         5,625               0
  249                   0             0               0
  253                 NAP             0               0
  254                   0             0               0
  256                   0             0               0
  257                   0             0               0
  258                   0             0               0
  259                   0             0               0
  260                 NAP             0               0
  262                 NAP             0               0
  263              10,398             0               0
  264                 NAP             0               0      20,000
  267              24,933             0               0
--------------------------------------------------------------------------------------------
  270                   0             0               0
 270.1                                0
 270.2                                0
--------------------------------------------------------------------------------------------
  271                 NAP             0               0
  272                 NAP         8,375               0
  273              21,744             0               0
  276              39,931         3,000               0
  277                 NAP         9,469               0
  278                 NAP             0               0
  280                 NAP             0               0
  281                 NAP             0               0
  283                 NAP             0               0
  285              41,564             0               0
  287                   0             0               0
  289              11,772        54,038               0     100,000
  291                   0             0               0
  292                 NAP             0               0
  294                   0             0               0
  297                 NAP             0               0
  298               7,365        53,638               0
  300              11,166             0               0
  302              13,728             0               0
  304              23,323             0               0
  305              13,428             0               0
  306               6,289             0               0
  307              13,103             0               0      55,000
  308                   0             0               0      50,000
  309              22,929             0               0
  310                   0             0               0
  312                   0             0               0
  313              23,454             0               0
  314                 NAP             0               0
  315                   0             0               0
  316                 NAP             0               0
  317                   0             0               0
  318                   0             0               0
  321              10,746             0               0
  322                 NAP             0               0     300,000
  324                 NAP             0               0
  326                   0             0               0
  327              16,416             0               0
  328                   0             0               0
  331                 NAP             0               0
  332               9,533             0               0
  333                 NAP             0               0
  334                 NAP             0               0
  335              17,124        21,791               0
  336              11,732             0               0
  337                   0             0               0
  338              17,059             0               0
  339               1,148             0               0
  340                 NAP             0               0
  341               9,187             0               0
  344                   0        47,500               0
  346                 NAP             0               0
  347                 NAP             0               0
  348                   0             0               0
  350               5,170             0               0
  351                   0             0               0
  352                   0             0               0
  354               9,595             0               0
  355                 NAP             0               0
  356              10,888             0               0
  357              22,899             0               0
  359              11,325             0               0
  360                 NAP             0               0
  361                 NAP             0               0
  362              10,989        13,918               0
  363                 NAP             0               0
  364                 NAP             0               0
  365               8,278             0               0
  368               5,712             0               0
--------------------------------------------------------------------------------------------
  369                 NAP             0               0
 369.1
 369.2
--------------------------------------------------------------------------------------------
  370                   0             0               0
  371               3,408             0               0
  372               7,831             0               0
  373                 NAP             0               0
  374                 NAP             0               0
  375               7,762             0               0
  376                 NAP             0               0
  377               8,367             0               0
  378               3,500             0               0
  380                 NAP             0               0